UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-713 2000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1.  Reports to Stockholders.

SMA Relationship Trust

Semiannual Report | June 30, 2017

Includes:

• Series G

• Series M

• Series S

• Series T

This page intentionally left blank.

SMA Relationship Trust—Series G

August 18, 2017

Dear shareholder,

We present you with the semiannual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2017.

Portfolio performance

For the six-month reporting period ended June 30, 2017, the Fund returned 15.09%. During the same period, its benchmark, the MSCI World ex USA Index (net) (the "Index"), returned 12.82%.

The Fund produced a strong return during the reporting period, driven by broad-based stock selection. The Fund used derivatives for the purpose of hedging currencies and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 6.)

Market overview

The US Federal Reserve Board (the "Fed") raised the federal funds rate twice during the reporting period, while the other major central banks left policy settings unchanged. However, the central message seemed to be tighter monetary policy, with Mark Carney, Governor of the Bank of England, claiming that some removal of monetary stimulus is likely to become necessary and Stephen Poloz, Governor of the Bank of Canada, hinting that the central bank may be ready to move on the benchmark rate, which has been at 0.5% for two years. Mario Draghi, President of the European Central Bank, also conveyed a less dovish tone.

The year started with President Trump's inauguration speech highlighting protectionism and infrastructure spending. However, the "Trump bump" has been fading away since that time as he has struggled to approve or pass major legislation.

Oil, as measured by the price of Brent crude, managed to stay above $50 per barrel in the first quarter of the year. However, continued concerns about decreasing demand and increasing supply, and inventories forced the price downward over the second quarter.

Portfolio commentary

What worked:

Stock selection in the financials, industrials and consumer discretionary sectors contributed to results:

•  The Fund's holdings in the financials sector significantly outperformed those in the Index during the reporting period, largely as a result of higher interest rate expectations globally. Within the sector, the Fund's overweights in AIA Group (Hong Kong), Credit Agricole (France), Erste Group (Austria), ASR Nederland (Netherlands), Unicredit (Italy) and Banca Mediolanum (Italy) were beneficial for the Fund's performance.

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Scott Wilkin
Charles Burbeck
UBS Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annual

SMA Relationship Trust—Series G

•  In the industrials sector, the greatest driver of positive results was the Fund's position in Ireland-based Ryanair. Its shares rallied after it reported record high profits and a rise in the number of passengers carried. These positives offset the impact of a weak British pound since "Brexit" in June 2016, in addition to air traffic control strikes and weather disruptions. The Fund's positions in Germany's KION Group and Bermuda's Jardine Matheson also contributed to performance.

•  Positive performance in the consumer discretionary sector was driven by stock selection in Japan's Sony. Its shares rose on the back of reporting its highest profit number since 1998. The Fund's holding in Autogrill (Italy) also contributed to performance.

What didn't work:

Stock selection in consumer staples and the Fund's overweight position in the energy sector detracted during the reported period:

•  The Fund's holdings in the energy sector were the largest detractors from results during the reporting period. The continued decline in the price of oil negatively impacted the share price of most of our holdings within the sector. However, stock selection was flat within the sector overall. Not having a position in Total (France), which is held by the Fund's benchmark, contributed to performance as its share price declined. On the other hand, the Fund's performance was negatively impacted by our overweight positions in Suncor Energy (Canada), BP (UK) and Husky Energy (Canada).

•  Within consumer staples, not having a position in Nestle (Switzerland), which is held by the Fund's benchmark, detracted from performance as shares in the multinational packaged food company soared after it became the target of activist investor Daniel Loeb's Third Point LLC. Additionally, our overweight position in Koninklijke Ahold Delhaize (Netherlands) detracted from performance. Despite posting solid first quarter results, Koninklijke Ahold Delhaize suffered after the announcement that Amazon was acquiring Whole Foods. The announcement put pressure on food retailers amid raised fears of increased competition in the sector. Koninklijke Ahold Delhaize was especially affected due to its strong presence in the east coast of the US.

Outlook

The global cyclical upturn now appears to be synchronized for the first time in nearly eight years. The US is not the only market seeing robust growth, as leading economic indicators in the eurozone are in positive territory, while activity in China and other emerging markets seem encouraging. We believe this upward trend in growth and inflation is likely to continue in the near term.

Although most of the uncertainty coming from the political front dissipated in June, some risks remain. This is especially true in the UK, where the Conservative party lost their majority and had to form a government with Northern Ireland's Democratic Unionist Party (DUP), as well as the start of the Brexit negotiations.

Nevertheless, markets seem to be assigning less weight to the ongoing uncertainty and more weight to the potential positive impact on the global economy from lower financial regulation, lower taxes and higher fiscal spending. Against this backdrop, we continue to search for fundamentally mispriced securities. We remain ready to take advantage of any opportunities presented by price/value dislocations caused by short-term sentiment. We believe the Fund is well positioned to face any market environment, as risk remains dominated by a large number of diversified, idiosyncratic, stock-specific sources, driven by our fundamental analysis.

SMA Relationship Trust—Series G

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.	Scott Wilkin Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

Charles Burbeck Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/17	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series G	15.09%	22.87%	6.58%	1.09%
MSCI World ex USA Index (net)[2]	12.82	19.49	8.15	3.61

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Portfolio statistics—June 30, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
British American Tobacco plc	3.7%
Deutsche Telekom AG (Registered)	2.7
Sony Corp.	2.6
Unilever NV CVA	2.4
Sanofi	2.3
AIA Group Ltd.	2.1
HSBC Holdings plc	2.1
Erste Group Bank AG	2.0
Toronto-Dominion Bank (The)	2.0
BP plc	1.9
Total	23.8%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	19.5%
United Kingdom	15.5
Germany	10.3
Netherlands	6.3
France	6.2
Total	57.8%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Industry diversification—June 30, 2017 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	1.97%
Airlines	1.66
Auto components	2.36
Automobiles	2.49
Banks	12.47
Beverages	0.23
Biotechnology	2.24
Capital markets	0.97
Chemicals	3.37
Commercial services & supplies	1.41
Diversified financial services	3.19
Diversified telecommunication services	4.00
Electric utilities	0.65
Food & staples retailing	3.18
Health care providers & services	1.65
Hotels, restaurants & leisure	1.05
Household durables	2.57
Industrial conglomerates	1.50
Insurance	4.96
Internet software & services	0.43
IT services	1.54
Life sciences tools & services	1.57
Machinery	2.38
Common stocks—(concluded)	Percentage of net assets
Marine	1.01%
Media	1.45
Metals & mining	3.87
Oil, gas & consumable fuels	8.16
Personal products	2.37
Pharmaceuticals	5.42
Real estate management & development	1.09
Semiconductors & semiconductor equipment	2.63
Software	2.83
Specialty retail	1.12
Technology hardware, storage & peripherals	0.73
Tobacco	3.72
Trading companies & distributors	1.25
Transportation infrastructure	0.96
Wireless telecommunication services	2.03
Total common stocks	96.48%
Exchange traded funds	0.50
Short-term investment	0.40
Total investments	97.38%
Cash and other assets, less liabilities	2.62
Net assets	100.00%

1  Figures represent the breakdown of direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
Common stocks—96.48%
Australia—2.30%
Insurance Australia Group Ltd.	90,199	$470,036
Rio Tinto Ltd.	22,060	1,072,763
Wesfarmers Ltd.	53,100	1,637,404
Total Australia common stocks		3,180,203
Austria—2.03%
Erste Group Bank AG*	73,205	2,803,062
Belgium—0.27%
Galapagos NV*	4,793	366,013
Bermuda—1.50%
Jardine Matheson Holdings Ltd.	32,300	2,073,660
Canada—5.33%
Enerplus Corp.	66,056	535,865
Husky Energy, Inc.*	121,384	1,377,832
Paramount Resources Ltd., Class A*	20,235	297,876
Suncor Energy, Inc.	80,409	2,349,396
Toronto-Dominion Bank (The)	55,430	2,793,299
Total Canada common stocks		7,354,268
Cayman Islands—0.43%
Alibaba Group Holding Ltd. ADR*	4,250	598,825
China—0.72%
China Merchants Bank Co. Ltd., H Shares	179,000	539,927
Ping An Insurance Group Co. of China Ltd., H Shares	68,000	448,110
Total China common stocks		988,037
Denmark—2.63%
AP Moller—Maersk A/S, Class B	692	1,391,366
Novo Nordisk A/S, Class B	52,082	2,230,366
Total Denmark common stocks		3,621,732
Finland—0.77%
Sampo OYJ, Class A	20,599	1,055,663
France—6.18%
Credit Agricole SA	156,554	2,518,513
Peugeot SA	57,161	1,140,228
Sanofi	33,074	3,164,073
Thales SA	15,871	1,708,294
Total France common stocks		8,531,108
Germany—10.33%
Deutsche Telekom AG (Registered)	210,013	3,770,699
Fresenius SE & Co. KGaA	26,554	2,276,469
Infineon Technologies AG	71,215	1,503,537
KION Group AG	28,793	2,200,726
MTU Aero Engines AG	7,142	1,007,419
SAP SE	16,096	1,681,221
thyssenkrupp AG	63,571	1,806,114
Total Germany common stocks		14,246,185
	Shares	Value
Common stocks—(continued)
Hong Kong—3.15%
AIA Group Ltd.	397,800	$2,906,774
China Mobile Ltd.	50,300	533,767
Power Assets Holdings Ltd.	102,000	900,793
Total Hong Kong common stocks		4,341,334
India—0.22%
HDFC Bank Ltd. ADR	3,560	309,613
Indonesia—0.19%
Astra International Tbk. PT	394,700	264,546
Ireland—3.23%
ICON plc*	22,200	2,170,938
Ryanair Holdings plc ADR*	21,290	2,291,017
Total Ireland common stocks		4,461,955
Italy—5.69%
Atlantia SpA	47,004	1,322,814
Autogrill SpA	119,511	1,448,259
Banca Mediolanum SpA	258,519	2,145,118
Intesa Sanpaolo SpA	393,932	1,249,004
UniCredit SpA*	90,429	1,688,685
Total Italy common stocks		7,853,880
Japan—19.50%
ABC-Mart, Inc.	26,200	1,539,738
Inpex Corp.	189,100	1,817,445
KDDI Corp.	85,900	2,272,083
Matsui Securities Co. Ltd.	163,900	1,334,807
Mitsui Fudosan Co. Ltd.	63,000	1,501,414
ORIX Corp.	145,400	2,249,353
Santen Pharmaceutical Co. Ltd.	59,100	800,786
Shin-Etsu Chemical Co. Ltd.	28,600	2,589,829
Shionogi & Co. Ltd.	14,000	779,071
Sony Corp.	93,100	3,547,691
Sumitomo Electric Industries Ltd.	96,500	1,484,285
Takeda Pharmaceutical Co., Ltd.	9,900	502,504
THK Co. Ltd.	38,400	1,085,681
Tokyo Electron Ltd.	11,900	1,603,947
Toyota Industries Corp.	33,600	1,765,512
Toyota Motor Corp.	38,700	2,027,643
Total Japan common stocks		26,901,789
Jersey—2.50%
Glencore plc*	316,835	1,185,164
Shire plc	40,998	2,263,001
Total Jersey common stocks		3,448,165
Netherlands—6.25%
ASR Nederland NV	58,197	1,962,518
Koninklijke Ahold Delhaize NV	70,000	1,338,371
Koninklijke DSM NV	28,355	2,061,024
Unilever NV CVA	59,212	3,267,833
Total Netherlands common stocks		8,629,746

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
Common stocks—(continued)
Norway—2.60%
Statoil ASA	111,351	$1,845,902
Telenor ASA	105,146	1,744,300
Total Norway common stocks		3,590,202
Russia—0.69%
LUKOIL PJSC ADR	8,459	412,714
Sberbank of Russia PJSC ADR	51,256	532,550
Total Russia common stocks		945,264
South Africa—0.56%
Naspers Ltd., Class N	3,955	769,385
South Korea—0.73%
Samsung Electronics Co. Ltd.	485	1,007,600
Spain—2.16%
Banco Santander SA	265,441	1,755,981
Mediaset Espana Comunicacion SA	98,557	1,226,416
Total Spain common stocks		2,982,397
Taiwan—0.38%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	15,100	527,896
Thailand—0.35%
Kasikornbank PCL	29,500	172,380
Thai Beverage PCL	483,300	315,940
Total Thailand common stocks		488,320
United Kingdom—15.46%
Anglo American plc*	95,696	1,276,306
Ashtead Group plc	83,247	1,722,874
Babcock International Group plc	169,951	1,949,010
	Shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
BP plc	455,206	$2,625,286
British American Tobacco plc	75,349	5,136,559
HSBC Holdings plc	306,920	2,845,006
Sage Group plc (The)	248,778	2,229,264
Tesco plc*	642,683	1,412,961
Worldpay Group plc[1]	519,837	2,131,390
Total United Kingdom common stocks		21,328,656
United States—0.33%
China Biologic Products, Inc.*	4,043	457,263
Total common stocks (cost—$115,488,381)		133,126,767
Exchange traded funds—0.50%
iShares MSCI Canada Fund	1,250	33,450
iShares MSCI EAFE Fund	10,000	652,000
Total exchange traded funds (cost—$602,075)		685,450
Short-term investment—0.40%
Investment company—0.40%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$546,130)	546,130	546,130
Total investments (cost—$116,636,586)—97.38%		134,358,347
Cash and other assets, less liabilities—2.62%		3,619,070
Net assets—100.00%		$137,977,417

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,925,450
Gross unrealized depreciation	(2,203,689)
Net unrealized appreciation of investments	$17,721,761

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 43. Portfolio footnotes begin on page 11.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CZK	33,606,350	EUR	1,249,678	12/18/17	$(47,545)
BB	EUR	1,250,000	CZK	33,606,350	12/18/17	47,174
GSI	CNY	11,425,000	USD	1,661,697	09/27/17	(14,573)
GSI	EUR	7,215,000	USD	8,102,217	09/27/17	(175,711)
GSI	USD	6,879,643	CHF	6,640,000	09/27/17	83,127
GSI	USD	1,410,903	MYR	6,069,000	09/27/17	(2,145)

SMA Relationship Trust—Series G

Portfolio of investments—June 30, 2017 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	DKK	9,150,000	USD	1,392,028	09/27/17	$(20,209)
JPMCB	GBP	1,600,000	USD	2,041,406	09/27/17	(48,024)
JPMCB	HKD	13,760,000	USD	1,768,528	09/27/17	1,984
JPMCB	NOK	25,450,000	USD	3,009,360	09/27/17	(44,097)
JPMCB	RUB	54,514,065	USD	911,541	09/27/17	3,377
JPMCB	TWD	13,100,000	USD	431,418	09/27/17	(576)
JPMCB	USD	3,205,075	AUD	4,240,000	09/27/17	50,269
JPMCB	USD	1,420,868	COP	4,341,816,400	09/27/17	(11,979)
JPMCB	USD	1,466,824	EUR	1,280,000	09/27/17	1,748
JPMCB	USD	992,585	ILS	3,495,000	09/27/17	12,740
JPMCB	USD	568,489	INR	36,970,000	09/27/17	(2,808)
JPMCB	USD	2,013,451	JPY	223,000,000	09/27/17	(23,315)
JPMCB	USD	4,384,465	MXN	80,240,000	09/27/17	(22,257)
JPMCB	USD	3,533,784	SEK	30,750,000	09/27/17	134,024
JPMCB	USD	440,648	SGD	610,000	09/27/17	3,020
JPMCB	ZAR	7,170,000	USD	546,183	09/27/17	5,925
MSC	KRW	872,000,000	USD	767,619	09/27/17	4,501
Net unrealized depreciation on forward foreign currency contracts						$(65,350)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$133,126,767	$—	$—	$133,126,767
Exchange traded funds	685,450	—	—	685,450
Short-term investment	546,130	—	—	546,130
Forward foreign currency contracts	—	347,889	—	347,889
Total	$134,358,347	$347,889	$—	$134,706,236
Liabilities
Forward foreign currency contracts	$—	$(413,239)	$—	$(413,239)

At June 30, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

August 18, 2017

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2017.

Portfolio performance

For the six-month period, the Fund gained 3.25%, compared to a 3.57% return for its benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index rose 3.67% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period but underperformed its benchmark. This was due primarily to yield curve positioning. For more on the Fund's performance, see "Performance at a glance" on page 15.

Market overview

The US economy continued to expand, albeit at a relatively modest pace, during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.1% seasonally adjusted annualized rate during the fourth quarter of 2016, prior to the beginning of the reporting period. GDP growth then moderated to a 1.4% rate during the first quarter of 2017. Finally, second quarter 2017 GDP grew at a 2.6% rate based on the US Commerce Department's initial estimate.1

The US Federal Reserve Board (the "Fed") continued on its path toward normalizing monetary policy during the reporting period. After keeping the federal funds rate unchanged at its first meeting in 2017, the Fed raised rates 0.25% to a range between 0.75% and 1.00% at its meeting in March 2017, and then to a range between 1.00% and 1.25% at its meeting in June 2017. In its statement following the June meeting, the Fed indicated that it may begin reducing its balance sheet later in the year, saying, "The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated."

The US fixed income market posted a modest gain during the reporting period. In the US, Treasury yields initially moved higher as investors anticipated an uptick in growth and inflation. Additionally, Fed rate hikes pressured the shorter end of the yield curve. However, after peaking in mid-March 2017, yields moved lower amid skepticism about the Trump administration's growth initiatives. For the reporting period as a whole, the yield on the US 10-year Treasury fell from 2.45% to 2.31% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index, returned 2.27% for the six months ended June 30, 2017. The municipal ("muni") market outperformed the overall US bond market during the reporting period, as the Bloomberg Barclays Municipal Bond Index gained 3.57%. The muni market was supported by overall solid fundamentals, declining long-term interest rates and generally strong investor demand.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:

Portfolio Management
Team, including
Elbridge T. Gerry
UBS Asset Management
(Americas) Inc.
Kevin McIntyre
UBS Asset Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on July 28, 2017, after the reporting period had ended.

SMA Relationship Trust—Series M

Portfolio commentary

What worked

•  An overweight to A-rated municipal bonds was additive for results as they outperformed the Index.

•  Positioning in a number of sectors contributed to performance. In particular, underweights to the hospital and transportation sectors were rewarded as they lagged the Index.

•  Having an underweight to local general obligation bonds was rewarded as they underperformed the Index.

What didn't work

•  Yield curve positioning was the largest detractor from performance. Having no exposure to the 22+ year portion of the municipal yield curve was negative for results as it was the best-performing portion of the curve during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  An underweight to BBB-rated municipal bonds was not beneficial, as lower-rated securities outperformed their higher quality counterparts during the reporting period.

•  Having an overweight to state general obligation bonds was not rewarded as they underperformed the Index.

•  From a sector positioning perspective, underweights to housing and industrial development revenue/pollution control revenue were headwinds for results as they outperformed the Index.

Outlook

The municipal fixed income market has been in a strong technical position since the end of tax season. Year-to-date, aggregate net inflows into tax-exempt mutual funds have totaled about $5.3 billion, according to J.P. Morgan. Compared to the fourth quarter of 2016, which saw a mass exodus from tax-exempts, 2017 has seen a strong demand rebound amid a higher rate environment. We anticipate that this trend will continue through the summer, as July and August are heavy maturity and coupon-paying months.

Robust demand for securities inside of five years, coupled with lower supply, has pushed prices to more expensive levels than we have seen in a while. While rising rates tend to lead to underperformance in municipals, we believe this is unlikely. The supply/demand imbalances that we are seeing—the strong demand for shorter-term securities and the not-quite-as-strong demand for longer-term securities due to fears of a rate rise—should continue to support the municipal market.

From a credit perspective, generally, we continue to favor AA- and AAA-rated bonds at tighter spreads rather than reach for yield in the A and BBB categories, though A and BBB may become more attractive if spreads widen further. While we maintain no exposure to Puerto Rico, we are closely following events on the island to determine if there exists any lesson to be learned for potential future investments in the market. Credit contagion and ensuing credit spread widening are a real possibility. The need to be relative-value driven, selective and carry out an in-depth credit analysis when purchasing A and BBB credits remains.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/17	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	3.25%	(0.69)%	3.58%	4.44%
Bloomberg Barclays Municipal Bond Index[1]	3.57	(0.49)	3.26	4.60
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	3.67	(0.64)	2.82	4.60

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—June 30, 2017 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
Alaska	1.27%
California	12.90
Colorado	0.83
Connecticut	2.31
District of Columbia	0.83
Florida	11.98
Georgia	1.29
Illinois	5.65
Louisiana	1.55
Massachusetts	4.43
Mississippi	2.00
Missouri	0.13
Nebraska	1.80
New Jersey	5.85
New York	22.92
North Carolina	2.47
Ohio	1.06
Pennsylvania	4.57
Rhode Island	4.62
Tennessee	2.59
Texas	6.05
Washington	0.77
Wisconsin	0.82
Total long-term municipal bonds	98.69%
U.S. government agency obligation	1.56
Total bonds	100.25%
Short-term investment	0.02
Total investments	100.27%
Liabilities, in excess of cash and other assets	(0.27)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—100.25%
Long-term municipal bonds—98.69%
Alaska—1.27%
City of Valdez, Marine Term Revenue Bonds, 0.800%, due 12/01/29[1]	$2,725,000	$2,725,000
California—12.90%
California Health Facilities Financing Authority Revenue Bonds, Series C, 0.880%, due 10/01/42[1]	900,000	900,000
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/28	4,000,000	4,710,880
5.000%, due 09/01/32	3,625,000	4,198,294
Series F, 5.000%, due 05/01/26	1,000,000	1,205,060
5.000%, due 09/01/26	2,660,000	3,128,213
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,611,470
5.000%, due 06/01/32	2,200,000	2,546,676
5.000%, due 06/01/33	1,200,000	1,382,640
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/18	1,875,000	1,963,894
5.000%, due 09/01/28	5,000,000	6,097,800
		27,744,927
Colorado—0.83%
City and County of Denver, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,500,000	1,775,205
Connecticut—2.31%
State of Connecticut, GO Bonds, Series B, 5.000%, due 04/15/25	1,535,000	1,794,446
5.000%, due 05/15/26	2,700,000	3,171,285
		4,965,731
District of Columbia—0.83%
District of Columbia Income Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,510,000	1,784,140
Florida—11.98%
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,424,180
Pinellas County Health Facilities Authority, Baycare Health Systems Revenue Bonds, Series A-1, 0.930%, due 11/01/38[1]	200,000	200,000
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,433,920
	Face amount	Value
Bonds—(continued)
Long-term municipal bonds—(continued)
Florida—(concluded)
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	$2,500,000	$2,973,625
The School Board of Broward County, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,680,987
Series B, 5.000%, due 07/01/30	2,000,000	2,323,640
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,572,800
Series B, 5.000%, due 05/01/26	1,900,000	2,248,004
Series D, 5.000%, due 02/01/23	3,195,000	3,727,031
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,194,802
		25,778,989
Georgia—1.29%
State of Georgia, GO Bonds, Series A, 5.000%, due 02/01/19	2,610,000	2,767,566
Illinois—5.65%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/24	1,510,000	1,798,123
City of Chicago O'Hare International Airport, Third Lien Revenue Bonds, Series B, 5.000%, due 01/01/23	2,250,000	2,633,310
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,730,925
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,397,876
5.000%, due 12/01/32	2,175,000	2,488,809
State of Illinois, Sales Tax Revenue Bonds, NATL-RE, 5.750%, due 06/15/20	1,000,000	1,111,260
		12,160,303
Louisiana—1.55%
City of New Orleans, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,345,494

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(continued)
Long-term municipal bonds—(continued)
Massachusetts—4.43%
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	$2,260,000	$2,713,989
5.000%, due 03/01/35	1,815,000	2,089,682
Series C, 5.000%, due 07/01/22[2]	1,395,000	1,637,228
Series D, 5.000%, due 07/01/26	2,500,000	3,101,225
		9,542,124
Mississippi—2.00%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development, Chevron USA, Inc., Project Revenue Bonds, Series B, 0.980%, due 12/01/30[1]	3,500,000	3,500,000
Series I, 0.830%, due 11/01/35[1]	500,000	500,000
Mississippi Development Bank, Industrial Water System Project, GO Bonds, 0.830%, due 12/01/39[1]	300,000	300,000
		4,300,000
Missouri—0.13%
St. Charles County, Public Water District No. 2, COP, Series A, 0.900%, due 12/01/36[1]	275,000	275,000
Nebraska—1.80%
Public Power Generation Agency, Whelan Energy Center Unit-2 Revenue Bonds, Series A, 5.000%, due 01/01/24	3,315,000	3,870,163
New Jersey—5.85%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,041,905
State of New Jersey, GO Bonds, 5.000%, due 06/01/18	2,500,000	2,585,375
5.000%, due 06/01/21	3,300,000	3,658,215
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,518,988
Series Q, 5.000%, due 08/15/19	725,000	776,374
		12,580,857
New York—22.92%
City of New York, GO Bonds, Subseries D-4, 0.850%, due 08/01/40[1]	5,000,000	5,000,000
Subseries L-4, 0.890%, due 04/01/38[1]	1,170,000	1,170,000
	Face amount	Value
Bonds—(continued)
Long-term municipal bonds—(continued)
New York—(concluded)
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds, Series DD, 5.000%, due 06/15/36	$3,000,000	$3,459,690
Series EE, 5.000%, due 06/15/36	2,760,000	3,182,915
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	2,000,000	2,397,360
New York City Transitional Finance Authority Revenue Bonds, Subseries A-4, 0.800%, due 08/01/43[1]	1,400,000	1,400,000
Subseries E-1, 4.000%, due 02/01/18	1,590,000	1,618,954
5.000%, due 02/01/32	2,380,000	2,800,951
Series S-1, 5.000%, due 07/15/31	1,050,000	1,224,688
New York State Dormitory Authority, New York University Revenue Bonds, Series A, 5.250%, due 07/01/18[2]	1,130,000	1,178,149
New York State Dormitory Authority, Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/25	8,000,000	9,855,280
New York State Dormitory Authority, State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	4,000,000	4,684,120
New York State Urban Development Corp., Special Tax, Series A, 5.000%, due 03/15/34	3,000,000	3,468,480
Series A-1, 5.000%, due 03/15/27	6,495,000	7,684,819
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Revenue Bonds, Subseries B-2, 0.830%, due 01/01/32[1]	200,000	200,000
		49,325,406
North Carolina—2.47%
County of Wake, GO Bonds, Series A, 5.000%, due 03/01/25	4,290,000	5,306,387
Ohio—1.06%
State of Ohio, Infrastructure Improvement Project, GO Bonds, Series B, 5.000%, due 09/01/34	2,000,000	2,291,160

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(continued)
Long-term municipal bonds—(continued)
Pennsylvania—4.57%
City of Philadelphia, GO Bonds, 5.000%, due 08/01/24	$2,000,000	$2,364,700
Series A, 5.000%, due 08/01/24	2,180,000	2,577,523
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 11/15/17	1,115,000	1,132,294
5.000%, due 06/01/18	2,190,000	2,269,541
5.000%, due 09/15/26	1,225,000	1,484,369
		9,828,427
Rhode Island—4.62%
Rhode Island Health & Educational Building Corp., Tockwotton Home Issue Revenue Bonds, 8.375%, due 01/01/21[2]	3,000,000	3,696,600
Rhode Island Industrial Facilities Corp., Exxon Mobil Project, Marine Terminal Refunding Revenue Bonds, 0.830%, due 02/01/25[1]	4,200,000	4,200,000
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/18	2,000,000	2,044,880
		9,941,480
Tennessee—2.59%
State of Tennessee, GO Bonds, Series A, 5.000%, due 08/01/19	1,490,000	1,610,571
Series B, 5.000%, due 08/01/23	3,295,000	3,961,611
		5,572,182
Texas—6.05%
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,400,000	2,934,360
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	2,500,000	3,026,925
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital Revenue Bonds, Subseries C-1, 0.900%, due 12/01/24[1]	700,000	700,000
Subseries C-2, 0.900%, due 12/01/27[1]	500,000	500,000
Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project Revenue Bonds, 0.750%, due 11/01/51[1]	300,000	300,000
	Face amount	Value
Bonds—(concluded)
Long-term municipal bonds—(concluded)
Texas—(concluded)
Plano Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	$2,525,000	$3,093,226
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	2,000,000	2,473,180
		13,027,691
Washington—0.77%
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,658,487
Wisconsin—0.82%
State of Wisconsin General Fund Annual Appropriation Revenue Bonds, Series B, 5.000%, due 05/01/31	1,500,000	1,774,725
Total long-term municipal bonds (cost—$208,113,365)		212,341,444
U.S. government agency obligation—1.56%
FHLB, 1.375%, due 02/18/21 (cost—$3,333,639)	3,400,000	3,363,069
Total bonds (cost—$211,447,004)		215,704,513
	Shares
Short-term investment—0.02%
Investment company—0.02%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$33,514)	33,514	33,514
Total investments (cost—$211,480,518)—100.27%		215,738,027
Liabilities, in excess of cash and other assets—(0.27)%		(576,359)
Net assets—100.00%		$215,161,668

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2017 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,745,692
Gross unrealized depreciation	(488,183)
Net unrealized appreciation of investments	$4,257,509

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 43. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$212,341,444	$—	$212,341,444
U.S. government agency obligation	—	3,363,069	—	3,363,069
Short-term investment	33,514	—	—	33,514
Total	$33,514	$215,704,513	$—	$215,738,027

At June 30, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

August 18, 2017

Dear shareholder,

We present you with the semiannual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2017.

Portfolio performance

For the six-month reporting period ended June 30, 2017, the Fund returned 9.09%. During the same period, the Fund's benchmark, the S&P SmallCap 600® Index (the "Index"), returned 2.79%, while the Fund's previous benchmark, the Russell 2000 Index, gained 4.99%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 24.)

The Fund outperformed its benchmark for the six-month period due primarily to stock selection decisions.

Market commentary

The global economic expansion continues

The US economy continued to expand, albeit at a relatively modest pace, during the reporting period. Looking back, the US Commerce Department reported that gross domestic product (GDP) grew at a 2.1% seasonally adjusted annualized rate during the fourth quarter of 2016. GDP growth then moderated to a 1.4% pace during the first quarter of 2017. Finally, second quarter 2017 GDP grew at a 2.6% rate based on the US Commerce Department's initial estimate.1

The US Federal Reserve Board (the "Fed") continued on its path toward normalizing monetary policy during the reporting period. After keeping the federal funds rate unchanged at its first meeting in 2017, the Fed raised rates 0.25% to a range between 0.75% and 1.00% at its meeting in March 2017, and then to a range between 1.00% and 1.25% at its meeting in June 2017. In its statement following the June meeting, the Fed indicated that it may begin to reduce its balance sheet later in the year, saying, "The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated."

From a global perspective, the International Monetary Fund's (IMF) April 2017 World Economic Outlook Update said, "Global economic activity is picking up with a long-awaited cyclical recovery in investment, manufacturing, and trade...If confidence and market sentiment remain strong, short-term growth could indeed surprise on the upside. But these positive developments should not distract from binding structural impediments to a stronger recovery and a balance of risks that remains tilted to the downside, especially over the medium term." From a regional perspective, the IMF projects 2017 growth in the eurozone will be 1.7%, the same as in 2016. Japan's economy is forecast to grow 1.2% in 2017, compared to 1.0% in 2016. Finally, the IMF projects that overall growth in emerging markets countries will increase to 4.5% in 2017, versus 4.1% in 2016.

Global equities generate strong results

While there were periods of volatility, the global equity market generated strong results during the reporting period as a whole. US equities rose during all six months of the period. They initially rallied given expectations for improving growth under the Trump administration. While there were some setbacks due to questions about the timing

SMA Relationship Trust—
Series S

Investment goal:

Maximum total return,
consisting of capital
appreciation and current
income while controlling risk

Portfolio managers:

Wilfred Talbot
Manulife Asset Management
(US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

1  Based on the Commerce Department's initial estimate announced on June 28, 2017.

SMA Relationship Trust—Series S

and scope of new fiscal measures, these were largely overshadowed by solid corporate profits. International equities also rallied amid signs of improving growth and continued monetary policy accommodation. All told, the US stock market, as measured by the S&P 500 Index,2 gained 9.34% for the six months ended June 30, 2017. International developed equities, as measured by the MSCI EAFE Index (net),3 rose 13.81% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 gained 18.43%.

Portfolio commentary

What worked:

•  Successful stock selection drove the Fund's outperformance during the six months ended June 30, 2017.

  – MiMedx Group processes regenerative materials for wound care and other medical applications. The company has been executing well recently, and the dark cloud created by a whistleblower lawsuit has diminished. Both developments drove the stock price higher during the reporting period.

  – Cooper Companies, which manufactures and sells branded contact lenses, contributed to performance during the six months. The contact lens market is growing at a healthy rate, and Cooper Companies has been maintaining or growing share in most of its business units.

  – Five9, Inc. produces cloud software for call centers. The company's sales growth has been strong, which has been reflected in its positive earnings and stock price.

  – Like MiMedx Group, Osiris Therapeutics processes regenerative materials for wound care and other medical applications. The company's stock traded higher during the period. We believe this is a healthcare niche with attractive prospects.

  – The Fund's position in Merit Medical Systems made a positive contribution to relative performance. The company designs and manufactures single-use medical products for cardiovascular and endoscopy procedures. Merit has executed well and sustained strong growth.

•  An overweight to the health care sector and an underweight to energy were positive for Fund performance during the six months.

What didn't work:

•  Certain stock selection decisions detracted from relative returns during the six-month period.

  – Synchronoss Technologies sells software for connected devices. During the first half of 2017, the company announced earnings that were significantly below expectations, as well as several departures among senior

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series S

management. The stock declined significantly, and we sold the holding because there was simply too much uncertainty.

  – Patterson-UTI Energy is an energy services company. Continued weak oil prices have diminished the demand for the company's services, driving the stock price lower.

  – Smart Sand mines sand from fracking in Northern Wisconsin, transports it and sells it to oil producers in Texas. The stock price suffered during the period due to weak energy prices and increased competition.

  – Hope Bancorp is a regional bank serving Korean-American customers. The stock represents a large position for the Fund. Hope declined along with the broader financial sector as interest rates remained low and the yield curve flattened.

  – Build-A-Bear Workshop offers stores where children can customize stuffed animals and dolls. In February 2017, the company reported weak results for the holiday season. We continue to hold the stock, as we think it is a destination store with a leisure component, which differentiates it from most retailers.

We thank you for your continued support and welcome any comments or questions you may have.

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Asset Management (Americas) Inc.	Wilfred Talbot Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at 800-647 1568.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/17	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series S	9.09%	30.33%	15.71%	11.67%
S&P SmallCap 600® Index[2,4]	2.79	22.47	15.47	12.30
Russell 2000 Index[3,4]	4.99	24.60	13.70	10.07

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The S&P SmallCap 600® Index measures the small-cap segment of the US equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective March 15, 2017, the benchmark of SMA Relationship Trust—Series S has been changed from the Russell 2000 Index to the S&P SmallCap 600® Index to more accurately reflect the Fund's investment strategy.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Portfolio statistics and industry diversification—June 30, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
Bio-Rad Laboratories, Inc., Class A	2.7%
Interface, Inc.	2.0
Univest Corp. of Pennsylvania	2.0
Cooper Cos., Inc.	1.9
Vail Resorts, Inc.	1.8
EPR Properties	1.8
Hope Bancorp, Inc.	1.7
Banner Corp.	1.7
Patterson-UTI Energy, Inc.	1.7
American Assets Trust, Inc.	1.6
Total	18.9%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	91.2%
Israel	1.5
Virgin Islands, British	1.1
United Kingdom	0.5
Total	94.3%
Common stocks	Percentage of net assets
Aerospace & defense	0.94%
Auto components	1.50
Banks	12.24
Biotechnology	3.68
Building products	2.14
Capital markets	4.17
Chemicals	2.58
Commercial services & supplies	7.13
Communications equipment	1.06
Construction & engineering	1.45
Electric utilities	1.55
Electrical equipment	1.35
Electronic equipment, instruments & components	1.20
Energy equipment & services	2.07
Equity real estate investment trusts (REITs)	6.60
Food & staples retailing	0.78
Food products	3.48
Health care equipment & supplies	7.22
Hotels, restaurants & leisure	2.98
Household durables	0.95
Household products	1.43
Internet software & services	2.22
Leisure products	1.17
Life sciences tools & services	2.70
Machinery	3.42
Media	1.59
Semiconductors & semiconductor equipment	4.44
Software	8.25
Specialty retail	2.63
Trading companies & distributors	1.35
Total common stocks	94.27%
Short-term investment	5.87
Total investments	100.14%
Liabilities, in excess of cash and other assets	(0.14)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series S

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
Common stocks—94.27%
Aerospace & defense—0.94%
Esterline Technologies Corp.*	4,797	$454,756
Auto components—1.50%
Tenneco, Inc.	12,507	723,280
Banks—12.24%
Access National Corp.	16,856	447,021
Banner Corp.	14,175	801,029
Brookline Bancorp, Inc.	42,379	618,733
Columbia Banking System, Inc.	19,757	787,316
ConnectOne Bancorp, Inc.	34,729	783,139
Hope Bancorp, Inc.	44,987	839,008
Park Sterling Corp.	56,628	672,741
Univest Corp. of Pennsylvania	31,760	951,212
		5,900,199
Biotechnology—3.68%
Emergent BioSolutions, Inc.*	16,539	560,838
Halozyme Therapeutics, Inc.*	18,937	242,772
MiMedx Group, Inc.*	30,383	454,834
Osiris Therapeutics, Inc.*	80,871	517,574
		1,776,018
Building products—2.14%
American Woodmark Corp.*	3,519	336,241
Simpson Manufacturing Co., Inc.	15,938	696,650
		1,032,891
Capital markets—4.17%
Evercore Partners, Inc., Class A	4,946	348,693
Golub Capital BDC, Inc.	30,802	588,934
Moelis & Co., Class A	13,273	515,656
PennantPark Floating Rate Capital Ltd.	39,351	555,243
		2,008,526
Chemicals—2.58%
HB Fuller Co.	11,809	603,558
Valvoline, Inc.	27,026	641,057
		1,244,615
Commercial services & supplies—7.13%
ABM Industries, Inc.	14,440	599,549
Copart, Inc.*	18,342	583,092
Deluxe Corp.	8,354	578,264
Interface, Inc.	49,283	968,411
UniFirst Corp.	5,022	706,595
		3,435,911
Communications equipment—1.06%
Finisar Corp.*	19,601	509,234
Construction & engineering—1.45%
EMCOR Group, Inc.	10,709	700,154
Electric utilities—1.55%
Portland General Electric Co.	16,390	748,859
Electrical equipment—1.35%
Regal Beloit Corp.	7,955	648,730
	Shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—1.20%
AVX Corp.	35,531	$580,577
Energy equipment & services—2.07%
Patterson-UTI Energy, Inc.	39,486	797,222
Smart Sand, Inc.*	22,436	199,905
		997,127
Equity real estate investment trusts (REITs)—6.60%
American Assets Trust, Inc.	20,092	791,424
EPR Properties	11,807	848,569
Retail Opportunity Investments Corp.	41,076	788,249
Urban Edge Properties	31,785	754,258
		3,182,500
Food & staples retailing—0.78%
United Natural Foods, Inc.*	10,177	373,496
Food products—3.48%
Amira Nature Foods Ltd.*	93,910	520,261
Hain Celestial Group, Inc. (The)*	10,767	417,975
TreeHouse Foods, Inc.*	9,075	741,337
		1,679,573
Health care equipment & supplies—7.22%
Cooper Cos., Inc. (The)	3,765	901,416
Globus Medical, Inc., Class A*	14,244	472,189
Integer Holdings Corp.*	8,878	383,973
Integra LifeSciences Holdings Corp.*	8,821	480,833
Merit Medical Systems, Inc.*	15,392	587,205
SeaSpine Holdings Corp.*	56,873	655,177
		3,480,793
Hotels, restaurants & leisure—2.98%
Chuy's Holdings, Inc.*	9,408	220,147
Del Frisco's Restaurant Group, Inc.*	22,341	359,690
Vail Resorts, Inc.	4,224	856,754
		1,436,591
Household durables—0.95%
Tupperware Brands Corp.	6,523	458,110
Household products—1.43%
Central Garden & Pet Co., Class A*	22,925	688,209
Internet software & services—2.22%
Five9, Inc.*	24,542	528,144
LogMeIn, Inc.	5,183	541,623
		1,069,767
Leisure products—1.17%
Malibu Boats, Inc., Class A*	21,725	562,026
Life sciences tools & services—2.70%
Bio-Rad Laboratories, Inc., Class A*	5,752	1,301,735
Machinery—3.42%
Luxfer Holdings plc ADR	18,024	230,527
Mueller Water Products, Inc., Class A	54,390	635,275
Timken Co. (The)	16,935	783,244
		1,649,046

SMA Relationship Trust—Series S

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
Common stocks—(continued)
Media—1.59%
Cinemark Holdings, Inc.	19,711	$765,772
Semiconductors & semiconductor equipment—4.44%
Integrated Device Technology, Inc.*	22,916	591,003
MKS Instruments, Inc.	7,460	502,058
NVE Corp.	6,340	488,180
ON Semiconductor Corp.*	39,716	557,613
		2,138,854
Software—8.25%
Barracuda Networks, Inc.*	25,703	592,711
Cadence Design Systems, Inc.*	19,541	654,428
Monotype Imaging Holdings, Inc.	15,933	291,574
Nice Ltd. ADR	9,125	718,320
SS&C Technologies Holdings, Inc.	17,756	682,008
Verint Systems, Inc.*	14,006	570,044
Workiva, Inc.*	24,458	465,925
		3,975,010
	Shares	Value
Common stocks—(concluded)
Specialty retail—2.63%
Build-A-Bear Workshop, Inc.*	34,502	$360,546
Lithia Motors, Inc., Class A	5,834	549,738
Williams-Sonoma, Inc.	7,376	357,736
		1,268,020
Trading companies & distributors—1.35%
Watsco, Inc.	4,212	649,490
Total common stocks (cost—$36,755,259)		45,439,869
Short-term investment—5.87%
Investment company—5.87%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$2,830,122)	2,830,122	2,830,122
Total investments (cost—$39,585,381)—100.14%		48,269,991
Liabilities, in excess of cash and other assets—(0.14)%		(65,614)
Net assets—100.00%		$48,204,377

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,412,756
Gross unrealized depreciation	(728,146)
Net unrealized appreciation of investments	$8,684,610

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 43. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$45,439,869	$—	$—	$45,439,869
Short-term investment	2,830,122	—	—	2,830,122
Total	$48,269,991	$—	$—	$48,269,991

At June 30, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

August 18, 2017

Dear shareholder,

We present you with the semiannual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2017.

Portfolio performance

During the six month reporting period ended June 30, 2017, the Fund gained 3.10%. For comparison purposes, the Bloomberg Barclays US Credit Index and the Bloomberg Barclays US Mortgage-Backed Securities Index returned 3.68% and 1.35%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 31.)

The Fund used derivatives during the reporting period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, such as credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market commentary

The first half of 2017 was marked by a flatter US yield curve and continued demand for higher yields. During the six months ended June 30, 2017, 2-year US Treasury yields rose 18 basis points (bps) on the back of the US Federal Reserve Board's ("the Fed") two policy rate hikes this year. 10-year and 30-year US Treasury yields, however, declined 13 bps and 21 bps, respectively, over the reporting period, as inflation data have been softer than expected.

Improved fundamentals and strong investor demand globally for higher yields caused nearly all fixed income sectors to outperform Treasuries over the reporting period, with lower quality sectors outperforming higher quality sectors. For example, the Bloomberg Barclays US Corporate Investment Grade Index gained 3.80% over the reporting period, compared to the Bloomberg Barclays US Corporate High Yield Index, which rose 4.93%.

Despite continued Fed rate hikes, the US dollar weakened 6.4% over the reporting period, as inflation data was weaker than anticipated. Lastly, oil prices ended the reporting period 14% weaker to close June at nearly $46 per barrel, as production cuts appear to be having little effect on maintaining a price floor.

Portfolio performance summary

What worked:

•  Security selection was additive for results. Security selection was the most meaningful contributor to performance over the reporting period, specifically within financials, industrials and commercial mortgage-backed securities ("CMBS"). Financials outperformed due to rising rates (i.e., higher profitability) and the hope for future deregulation. Industrials outperformed in step with the rally in equities, whereas CMBS outperformed due to solid fundamentals and strong investor demand.

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

Scott Dolan and
Craig Ellinger
UBS Asset Management
(Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

SMA Relationship Trust—Series T

What didn't work:

•  The Fund's allocation to agency residental mortgage-backed securities ("RMBS") was a headwind for results. The Fund's tactical positioning to agency RMBS throughout the reporting period detracted from performance, particularly following the Fed's recent announcement to begin reducing the size of its balance sheet (a large portion of which is agency RMBS) later this year.

Market outlook

2017 thus far has been characterized by a flatter yield curve and continued demand for yield. The market waits in anticipation for the Trump administration's pro-growth/inflationary fiscal policies to get under way, while US fixed income markets offer some of the highest developed market yields in the world. The right-wing populist movement sparked by Brexit and Trump seems to have lost momentum of late, as Republican control in the US thus far has fallen short of expectations, the Dutch Presidential election in March resulted in a loss for Geert Wilders (far-right candidate) and the French Presidential election in May resulted in a loss for Marine Le Pen (far-right candidate). Focus now shifts to the UK—where British Prime Minister Theresa May fights to retain her seat following her party's disappointing showing in the June snap elections, and German federal elections in September, where the incumbent, Angela Merkel, maintains a modest lead in the latest opinion polls. On the geopolitical front, tensions between Russia and the US over Syria seem to have percolated once again, while tensions between North Korea and the US continue to rise. Yet despite all of these uncertainties and pockets of volatility, investor confidence and demand for yield remain strong, putting downward pressure on yields and grinding spreads even tighter, while monetary policy for the time being still remains quite accommodative. Given this backdrop, it is our view that interest rates are likely to trend higher over the medium-term, due to gradually improving fundamentals and moderately growing inflation. Meanwhile, carry remains attractive due to the continued demand for yield.1

1  Carry refers to an investment strategy that involves borrowing at a low interest rate and using the proceeds to invest in an asset that produces a higher rate of return than the initial borrowing cost.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor or by calling UBS Funds at (800) 647-1568.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/17	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series T	3.10%	1.98%	3.47%	(1.63)%
Bloomberg Barclays US Credit Index[1]	3.68	1.84	3.68	5.61
Bloomberg Barclays US Mortgage-Backed Securities Index[2]	1.35	(0.06)	2.00	4.31

1  The Bloomberg Barclays US Credit Index is an unmanaged sub-index of the Bloomberg Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Portfolio statistics—June 30, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
FNMA, 3.500%, 07/01/47	4.2%
FHLMC, 3.000%, 07/01/47	2.5
U.S. Treasury Notes, 2.375%, 05/15/27	2.2
U.S. Treasury Notes, 1.750%, 05/31/22	2.1
FHLMC, 3.500%, TBA	1.8
FNMA, 4.000%, 06/01/47	1.7
FNMA, 3.000%, 07/01/47	1.7
GNMA, 3.500%, 06/20/47	1.5
GNMA, 3.500%, TBA	1.5
New Zealand Government Bond, 3.000%, 09/20/30	1.3
Total	20.5%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	85.6%
United Kingdom	2.3
Brazil	1.7
New Zealand	1.3
Canada	1.2
Total	92.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Industry diversification—June 30, 2017 (unaudited)1

Bonds Corporate bonds	Percentage of net assets
Air freight & logistics	0.03%
Automobiles	0.48
Banks	7.22
Beverages	0.62
Biotechnology	0.81
Building products	0.34
Capital markets	2.06
Chemicals	1.63
Commercial services & supplies	0.42
Communications equipment	0.26
Consumer finance	1.40
Containers & packaging	0.42
Diversified financial services	0.53
Diversified telecommunication services	3.43
Electric utilities	1.36
Electrical equipment	0.19
Electronic equipment, instruments & components	0.33
Equity real estate investment trusts (REITs)	0.68
Food & staples retailing	0.38
Food products	0.40
Health care equipment & supplies	0.45
Health care providers & services	0.53
Hotels, restaurants & leisure	0.18
Household durables	0.74
Household products	0.22
Independent power and renewable electricity producers	0.48
Industrial conglomerates	0.68
Insurance	1.43
Internet & direct marketing retail	0.57
IT services	0.19
Life sciences tools & services	0.14
Machinery	0.33
Bonds—(concluded) Corporate bonds—(concluded)	Percentage of net assets
Media	2.66%
Metals & mining	0.74
Multiline retail	0.25
Multi-utilities	0.53
Oil, gas & consumable fuels	4.21
Pharmaceuticals	1.30
Real estate management & development	0.30
Road & rail	0.99
Semiconductors & semiconductor equipment	0.22
Software	0.94
Specialty retail	0.35
Technology hardware, storage & peripherals	0.95
Thrifts & mortgage finance	0.48
Tobacco	0.59
Trading companies & distributors	0.70
Wireless telecommunication services	0.55
Total corporate bonds	44.69%
Asset-backed securities	12.43
Commercial mortgage-backed securities	6.83
Mortgage-backed securities	23.83
Municipal bonds	1.05
Non-U.S. government obligations	7.13
U.S. government agency obligations	0.79
U.S. treasury obligations	6.25
Total bonds	103.00%
Short-term investment	1.52
Total investments	104.52%
Liabilities, in excess of cash and other assets	(4.52)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—103.00%
Corporate bonds—44.69%
Australia—0.36%
Australia & New Zealand Banking Group Ltd., 2.700%, due 11/16/20	$130,000	$131,661
BHP Billiton Finance USA Ltd., 3.850%, due 09/30/23	75,000	79,808
Rio Tinto Finance USA Ltd., 3.750%, due 06/15/25	95,000	99,988
Total Australia corporate bonds		311,457
Brazil—0.39%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	335,000	334,598
Canada—1.20%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	145,000	181,218
Cenovus Energy, Inc., 5.400%, due 06/15/47[1]	140,000	130,839
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	410,000	421,275
Rogers Communications, Inc., 5.000%, due 03/15/44	110,000	125,790
Teck Resources Ltd., 3.750%, due 02/01/23	180,000	175,275
Total Canada corporate bonds		1,034,397
Cayman Islands—0.52%
Seagate HDD Cayman, 5.750%, due 12/01/34	190,000	190,456
Vale Overseas Ltd., 4.375%, due 01/11/22	145,000	147,099
XLIT Ltd., 6.375%, due 11/15/24	90,000	105,687
Total Cayman Islands corporate bonds		443,242
Colombia—0.15%
Ecopetrol SA, 5.375%, due 06/26/26	120,000	125,100
Curacao—0.16%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	133,000	137,323
Germany—0.65%
Kreditanstalt fuer Wiederaufbau, 3.113%, due 04/18/36[2]	235,000	134,859
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	405,000	420,187
Total Germany corporate bonds		555,046
Ireland—0.41%
GE Capital International Funding Co. Unlimited Co., 3.373%, due 11/15/25	225,000	232,663
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	120,000	118,589
Total Ireland corporate bonds		351,252
	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Luxembourg—0.59%
Allergan Funding SCS, 3.800%, due 03/15/25	$220,000	$227,576
INEOS Group Holdings SA, 5.625%, due 08/01/24[1]	275,000	283,594
Total Luxembourg corporate bonds		511,170
Mexico—0.83%
America Movil SAB de CV, 3.125%, due 07/16/22	330,000	337,260
Petroleos Mexicanos, 4.875%, due 01/24/22	370,000	379,460
Total Mexico corporate bonds		716,720
Netherlands—1.16%
Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	100,000	148,325
LYB International Finance BV, 4.875%, due 03/15/44	220,000	233,276
Mylan NV, 3.950%, due 06/15/26	230,000	233,068
Shell International Finance BV, 2.250%, due 11/10/20	130,000	130,881
4.000%, due 05/10/46	90,000	89,048
Teva Pharmaceutical Finance Netherlands III BV, 3.150%, due 10/01/26	170,000	161,287
Total Netherlands corporate bonds		995,885
Singapore—0.33%
Flex Ltd., 5.000%, due 02/15/23	260,000	283,660
Spain—0.59%
Banco Santander SA, 3.500%, due 04/11/22	200,000	204,673
Telefonica Emisiones SAU, 3.192%, due 04/27/18	300,000	303,176
Total Spain corporate bonds		507,849
United Kingdom—2.34%
Aon plc, 3.500%, due 06/14/24	140,000	142,758
3.875%, due 12/15/25	120,000	125,408
Barclays plc, 4.337%, due 01/10/28	200,000	205,900
BP Capital Markets plc, 3.062%, due 03/17/22	210,000	214,632
HSBC Holdings plc, 2.950%, due 05/25/21	330,000	334,166
6.500%, due 09/15/37	110,000	142,393
Lloyds Banking Group plc, 4.582%, due 12/10/25	200,000	207,374
Royal Bank of Scotland Group plc, 3.875%, due 09/12/23	425,000	433,416
Virgin Media Finance plc, 6.375%, due 04/15/23[1]	200,000	210,000
Total United Kingdom corporate bonds		2,016,047

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—34.43%
21st Century Fox America, Inc., 4.950%, due 10/15/45	$100,000	$108,397
Abbott Laboratories, 3.750%, due 11/30/26	130,000	132,719
AbbVie, Inc., 2.500%, due 05/14/20	240,000	242,765
3.200%, due 05/14/26	100,000	98,829
ADT Corp. (The), 3.500%, due 07/15/22	370,000	357,864
Alabama Power Co., 6.000%, due 03/01/39	60,000	76,428
Ally Financial, Inc., 6.250%, due 12/01/17	192,000	195,322
Anadarko Petroleum Corp., 4.850%, due 03/15/21	180,000	192,105
Anheuser-Busch InBev Finance, Inc., 4.700%, due 02/01/36	300,000	331,426
4.900%, due 02/01/46	110,000	124,325
Apple, Inc., 3.850%, due 05/04/43	230,000	230,267
AT&T, Inc., 2.800%, due 02/17/21	150,000	151,579
3.600%, due 02/17/23	290,000	296,767
4.350%, due 06/15/45	90,000	83,645
6.000%, due 08/15/40	185,000	209,134
AvalonBay Communities, Inc., REIT 3.450%, due 06/01/25	150,000	152,524
Bank of America Corp., Series L, 2.650%, due 04/01/19	200,000	202,416
4.200%, due 08/26/24	320,000	331,984
6.110%, due 01/29/37	400,000	490,107
BB&T Corp., 2.625%, due 06/29/20	400,000	406,761
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	120,000	141,194
Biogen, Inc., 4.050%, due 09/15/25	130,000	137,265
Boston Properties LP, REIT 3.800%, due 02/01/24	340,000	352,748
Brighthouse Financial, Inc., 4.700%, due 06/22/47[1]	110,000	108,145
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	360,000	431,520
Capital One Financial Corp., 3.750%, due 07/28/26	200,000	195,185
4.200%, due 10/29/25	190,000	191,603
CF Industries, Inc., 3.450%, due 06/01/23	330,000	311,850
Charter Communications Operating LLC, 3.579%, due 07/23/20	350,000	361,654
Cisco Systems, Inc., 5.900%, due 02/15/39	170,000	221,311
CIT Group, Inc., 5.500%, due 02/15/19[1]	430,000	451,500
	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Citigroup, Inc., 5.500%, due 09/13/25	$915,000	$1,017,591
CNA Financial Corp., 4.500%, due 03/01/26	100,000	107,293
Comcast Corp., 6.950%, due 08/15/37	165,000	233,028
CVS Health Corp., 5.125%, due 07/20/45	52,000	59,694
Devon Energy Corp., 5.000%, due 06/15/45	80,000	81,598
Diamond 1 Finance Corp., 4.420%, due 06/15/21[1]	150,000	158,118
DISH DBS Corp., 7.875%, due 09/01/19	240,000	264,600
Dollar General Corp., 3.250%, due 04/15/23	210,000	213,867
Dominion Energy, Inc., 2.962%, due 07/01/19[3]	80,000	81,199
DR Horton, Inc., 4.000%, due 02/15/20	190,000	197,292
DTE Electric Co., 3.700%, due 03/15/45	75,000	74,065
Duke Energy Indiana LLC, 6.350%, due 08/15/38	70,000	93,041
Eaton Corp., 2.750%, due 11/02/22	160,000	160,852
Edison International, 2.950%, due 03/15/23	140,000	141,372
Energy Transfer LP, 7.500%, due 07/01/38	60,000	72,847
9.000%, due 04/15/19	310,000	344,753
Enterprise Products Operating LLC, 2.850%, due 04/15/21	100,000	101,123
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	270,000	272,786
ERP Operating LP, REIT 4.750%, due 07/15/20	75,000	79,952
Exelon Corp., 3.400%, due 04/15/26	80,000	79,738
Exelon Generation Co. LLC, 2.950%, due 01/15/20	410,000	417,276
FedEx Corp., 3.875%, due 08/01/42	30,000	28,393
Florida Power & Light Co., 5.950%, due 02/01/38	70,000	91,405
Ford Motor Co., 7.450%, due 07/16/31	105,000	132,772
Frontier Communications Corp., 8.500%, due 04/15/20	250,000	262,813
General Electric Co., 4.650%, due 10/17/21	175,000	192,755
6.750%, due 03/15/32	285,000	390,692
General Motors Co., 6.600%, due 04/01/36	240,000	278,342

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
General Motors Financial Co., Inc., 3.100%, due 01/15/19	$170,000	$172,328
3.700%, due 11/24/20	170,000	175,879
Gilead Sciences, Inc., 4.750%, due 03/01/46	200,000	219,307
Goldman Sachs Group, Inc. (The), 2.875%, due 02/25/21	310,000	313,297
5.150%, due 05/22/45	100,000	111,256
5.750%, due 01/24/22	250,000	281,440
Great Plains Energy, Inc., 4.850%, due 04/01/47	100,000	103,042
Hartford Financial Services Group, Inc. (The), 5.950%, due 10/15/36	250,000	308,804
HCA, Inc., 5.000%, due 03/15/24	250,000	264,688
Home Depot, Inc. (The), 2.125%, due 09/15/26	80,000	74,797
3.350%, due 09/15/25	110,000	114,234
Illinois Tool Works, Inc., 2.650%, due 11/15/26	140,000	136,733
3.500%, due 03/01/24	140,000	146,689
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	90,000	98,594
International Business Machines Corp., 2.250%, due 02/19/21	160,000	160,853
International Lease Finance Corp., 5.875%, due 08/15/22	340,000	383,804
7.125%, due 09/01/18[1]	210,000	222,258
International Paper Co., 3.800%, due 01/15/26	130,000	133,621
John Deere Capital Corp., 2.450%, due 09/11/20	120,000	121,270
JPMorgan Chase & Co., 3.875%, due 09/10/24	440,000	454,005
4.625%, due 05/10/21	290,000	312,597
Kimberly-Clark Corp., 3.200%, due 07/30/46	100,000	90,998
3.625%, due 08/01/20	95,000	99,333
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	260,000	279,218
Kinder Morgan, Inc., 5.550%, due 06/01/45	70,000	74,275
Kraft Heinz Foods Co., 5.200%, due 07/15/45	170,000	184,338
Kroger Co. (The), 3.850%, due 08/01/23	260,000	271,005
Lennar Corp., 4.750%, due 05/30/25	220,000	229,900
Level 3 Financing, Inc., 5.375%, due 08/15/22	220,000	226,600
Lowe's Cos., Inc., 4.650%, due 04/15/42	100,000	110,699
Marathon Petroleum Corp., 4.750%, due 09/15/44	210,000	199,772
	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
Masco Corp., 3.500%, due 04/01/21	$110,000	$113,028
4.450%, due 04/01/25	170,000	181,577
McDonald's Corp., 2.100%, due 12/07/18	100,000	100,604
4.875%, due 12/09/45	50,000	55,821
Medtronic, Inc., 4.375%, due 03/15/35	234,000	257,467
MetLife, Inc., 4.125%, due 08/13/42	70,000	71,710
Microsoft Corp., 2.375%, due 02/12/22	180,000	181,302
4.450%, due 11/03/45	270,000	300,860
Morgan Stanley, 4.350%, due 09/08/26	615,000	639,441
4.875%, due 11/01/22	160,000	173,699
Series J, 5.550%, due 07/15/20[4,5]	240,000	250,740
Mosaic Co. (The), 5.625%, due 11/15/43	150,000	153,328
MPLX LP, 4.875%, due 06/01/25	130,000	137,863
Navient Corp., 8.000%, due 03/25/20	10,000	11,175
NBCUniversal Media LLC, 4.375%, due 04/01/21	90,000	97,001
NCR Corp., 5.000%, due 07/15/22	230,000	234,600
Netflix, Inc., 5.500%, due 02/15/22	230,000	249,764
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45	80,000	78,324
Oracle Corp., 2.500%, due 05/15/22	170,000	171,594
5.375%, due 07/15/40	130,000	158,305
Pacific Gas & Electric Co., 2.950%, due 03/01/26	90,000	89,385
5.800%, due 03/01/37	85,000	108,543
PepsiCo, Inc., 4.875%, due 11/01/40	65,000	75,323
Pfizer, Inc., 7.200%, due 03/15/39	160,000	239,624
Philip Morris International, Inc., 2.900%, due 11/15/21	180,000	184,223
Prudential Financial, Inc., 6.625%, due 06/21/40	110,000	149,026
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	400,000	413,000
QVC, Inc., 4.450%, due 02/15/25	240,000	236,831
Realogy Group LLC, 5.250%, due 12/01/21[1]	245,000	256,760
Reynolds American, Inc., 5.700%, due 08/15/35	270,000	320,280

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(concluded)
Reynolds Group Issuer, Inc., 5.750%, due 10/15/20	$220,000	$225,135
Sabine Pass Liquefaction LLC, 5.000%, due 03/15/27	340,000	361,956
Sempra Energy, 4.050%, due 12/01/23	220,000	231,998
Smithfield Foods, Inc., 3.350%, due 02/01/22[1]	160,000	160,815
Southern Copper Corp., 6.750%, due 04/16/40	120,000	138,150
Sprint Capital Corp., 6.900%, due 05/01/19	280,000	299,527
Sprint Corp., 7.250%, due 09/15/21	10,000	11,113
SunTrust Banks, Inc., 2.700%, due 01/27/22	190,000	190,377
Synchrony Financial, 4.500%, due 07/23/25	140,000	143,981
TCI Communications, Inc., 7.875%, due 02/15/26	104,000	140,393
Teachers Insurance & Annuity Association of America, 4.270%, due 05/15/47[1]	110,000	112,775
Texas Instruments, Inc., 1.650%, due 08/03/19	70,000	70,051
1.850%, due 05/15/22	120,000	117,621
Thermo Fisher Scientific, Inc., 5.300%, due 02/01/44	100,000	116,843
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	125,000	157,264
Time Warner, Inc., 2.950%, due 07/15/26	200,000	188,701
3.800%, due 02/15/27	100,000	100,686
Toll Brothers Finance Corp., 4.875%, due 11/15/25	200,000	207,500
Union Pacific Corp., 4.050%, due 11/15/45	140,000	145,054
UnitedHealth Group, Inc., 4.625%, due 07/15/35	170,000	191,279
Verizon Communications, Inc., 2.992%, due 09/14/18[4]	170,000	173,076
4.522%, due 09/15/48	354,000	335,635
Virginia Electric & Power Co., 3.450%, due 09/01/22	130,000	135,383
Walt Disney Co. (The), 2.150%, due 09/17/20	100,000	100,673
4.125%, due 06/01/44	110,000	115,631
Wells Fargo & Co., 5.375%, due 11/02/43	190,000	220,093
Williams Partners LP, 4.300%, due 03/04/24	230,000	239,258
Windstream Services LLC, 7.750%, due 10/15/20	250,000	251,875
Total United States corporate bonds		29,598,271
	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
Virgin Islands, British—0.58%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	$500,000	$501,753
Total corporate bonds (cost—$37,610,545)		38,423,770
Asset-backed securities—12.43%
United States—12.43%
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A2A, 1.340%, due 04/08/20	306,825	306,492
Series 2014-1, Class D, 2.540%, due 06/08/20	400,000	402,806
Series 2016-3, Class D, 2.710%, due 09/08/22	475,000	469,930
Series 2016-4, Class D, 2.740%, due 12/08/22	825,000	819,262
Capital Auto Receivables Asset Trust, Series 2016-3, Class A2A, 1.360%, due 04/22/19	129,992	129,934
Series 2016-3, Class D, 2.650%, due 01/20/24	250,000	249,952
Series 2013-4, Class C, 2.670%, due 02/20/19	850,000	851,785
Series 2016-2, Class D, 3.160%, due 11/20/23	375,000	377,642
Series 2013-4, Class D, 3.220%, due 05/20/19	300,000	302,047
Series 2015-4, Class D, 3.620%, due 05/20/21	225,000	230,165
Series 2016-1, Class D, 4.030%, due 08/21/23	775,000	790,501
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.410%, due 01/15/19[1]	205,184	205,126
Series 2017-AA, Class A3, 1.770%, due 01/15/20[1]	250,000	250,153
Series 2015-BA, Class C, 2.760%, due 07/15/21[1]	270,759	272,273
Series 2016-BA, Class C, 3.190%, due 07/15/22[1]	225,000	227,447
Series 2015-BA, Class D, 3.840%, due 07/15/21[1]	725,000	735,936
Series 2017-AA, Class D, 4.160%, due 05/15/24[1]	325,000	330,432
Series 2016-CA, Class D, 4.180%, due 03/15/24[1]	275,000	280,806
Series 2015-CA, Class D, 4.200%, due 09/15/21[1]	550,000	558,867
Series 2015-DA, Class D, 4.590%, due 01/17/23[1]	450,000	465,277
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2A, 1.350%, due 02/20/19	257,142	256,827

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(continued)
Asset-backed securities—(concluded)
United States—(concluded)
Santander Drive Auto Receivables Trust, Series 2016-3, Class A2, 1.340%, due 11/15/19	$471,330	$471,200
Series 2013-5, Class C, 2.250%, due 06/17/19	50,508	50,589
Series 2016-3, Class C, 2.460%, due 03/15/22	425,000	425,527
Verizon Owner Trust, Series 2017-2A, Class C, 2.380%, due 12/20/21[1]	300,000	300,172
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, due 04/15/25	450,000	444,664
Series 2015-B, Class A, 2.550%, due 06/17/24	475,000	480,516
Total asset-backed securities (cost—$10,626,697)		10,686,328
Commercial mortgage-backed securities—6.83%
United States—6.83%
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[1]	500,000	540,121
COMM Mortgage Trust, Series 2015-CR26, Class A4, 3.630%, due 10/10/48	600,000	621,376
FREMF Mortgage Trust, Series 2015-K48, Class B, 3.761%, due 08/25/48[1,4]	350,000	349,592
Series 2015-K50, Class B, 3.908%, due 10/25/48[1,4]	470,000	474,883
Series 2017-K64, Class B, 4.116%, due 03/25/27[1,4]	100,000	100,650
Series 2016-K55, Class B, 4.294%, due 04/25/49[1,4]	425,000	438,275
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[1]	625,000	626,573
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	400,000	411,069
Series 2015-C30, Class A5, 3.822%, due 07/15/48	365,000	383,008
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 4.159%, due 06/15/33[1,4,6]	550,000	550,000
Starwood Retail Property Trust, Series 2014-STAR, Class C, 3.627%, due 11/15/27[1,4]	550,000	544,368
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789%, due 09/15/48	600,000	628,174
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 3.698%, due 11/15/29[1,4]	200,857	201,362
Total commercial mortgage-backed securities (cost—$5,857,419)		5,869,451
	Face amount	Value
Bonds—(continued)
Mortgage-backed securities—23.83%
United States—23.83%
FHLMC, 3.000%, TBA	$200,000	$199,531
#G08769 3.000%, due 07/01/47	2,125,000	2,121,449
3.500%, TBA	1,550,000	1,591,898
#A96140 4.000%, due 01/01/41	289,557	305,720
#G08771 4.000%, due 07/01/47	925,000	973,414
#G04913 5.000%, due 03/01/38	70,190	76,827
#G02922 5.500%, due 04/01/37	70,463	79,300
#G06381 5.500%, due 08/01/40	483,228	539,467
#C56030 6.000%, due 03/01/31	1,157	1,301
#C55783 6.500%, due 01/01/29	51,920	57,428
#C00410 8.000%, due 07/01/25	21,800	24,275
#C37436 8.000%, due 01/01/30	10,803	13,076
FNMA, 3.000%, TBA	175,000	174,726
#MA3082 3.000%, due 07/01/47	1,425,000	1,423,778
3.500%, TBA	125,000	128,346
#MA2864 3.500%, due 01/01/47	683,840	702,576
#MA3057 3.500%, due 07/01/47	3,525,000	3,621,576
4.000%, TBA	650,000	683,160
#AB2331 4.000%, due 02/01/41	201,500	212,641
#AS5669 4.000%, due 08/01/45	277,116	294,253
#BE3702 4.000%, due 06/01/47	1,375,000	1,445,843
#889657 4.500%, due 09/01/37	237,856	256,350
#975213 5.000%, due 03/01/38	19,625	21,421
#890209 5.000%, due 05/01/40	8,702	9,511
#244450 5.500%, due 11/01/23	14,480	16,027
#555591 5.500%, due 07/01/33	169,573	189,712
#901999 6.000%, due 11/01/36	83,538	94,429
#990686 6.000%, due 09/01/38	3,295	3,705
GNMA, 3.000%, TBA	425,000	429,250
#MA4261 3.000%, due 02/20/47	813,517	822,514
#MA4509 3.000%, due 06/20/47	875,000	884,676
3.500%, TBA	1,225,000	1,268,545
#MA4510 3.500%, due 06/20/47	1,275,000	1,321,714
#779424 4.000%, due 06/20/42	67,669	71,619
#AA8267 4.000%, due 07/15/42	261,553	277,011
#2687 6.000%, due 12/20/28	10,283	11,683
#508540 6.000%, due 02/20/34	123,081	134,472
#486873 6.500%, due 01/15/29	4,695	5,411
#338523 8.000%, due 12/15/22	1,111	1,194
Total mortgage-backed securities (cost—$20,487,211)		20,489,829
Municipal bonds—1.05%
Los Angeles Unified School District, GO Bonds, 6.758%, due 07/01/34	150,000	206,460
Metropolitan Transportation Authority Revenue Bonds, Series A, 6.668%, due 11/15/39	95,000	129,774
State of California, GO Bonds, 7.300%, due 10/01/39	280,000	409,447
7.550%, due 04/01/39	105,000	160,228
Total municipal bonds (cost—$722,535)		905,909

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

	Face amount		Value
Bonds—(continued)
Non-U.S. government obligations—7.13%
Argentina—0.75%
Republic of Argentina, 7.500%, due 04/22/26		$600,000	$646,500
Brazil—1.35%
Federative Republic of Brazil, 5.000%, due 01/27/45		425,000	371,875
6.000%, due 04/07/26		735,000	793,065
			1,164,940
Chile—0.27%
Republic of Chile, 3.250%, due 09/14/21		220,000	228,250
Colombia—0.39%
Republic of Colombia, 8.125%, due 05/21/24		260,000	331,240
Indonesia—0.73%
Republic of Indonesia, 5.875%, due 03/13/20[1]		120,000	131,100
6.625%, due 02/17/37[1]		400,000	495,000
			626,100
Israel—0.62%
State of Israel, 5.500%, due 09/18/33		400,000	534,830
Ivory Coast—0.28%
Ivory Coast Government Bond, 6.125%, due 06/15/33[1]		250,000	240,000
Mexico—0.31%
United Mexican States, 4.000%, due 10/02/23		150,000	157,125
6.750%, due 09/27/34		85,000	108,460
			265,585
New Zealand—1.30%
New Zealand Government Bond, 3.000%, due 09/20/30[7,8]	NZD	1,369,310	1,122,086
Peru—0.76%
Republic of Peru, 4.125%, due 08/25/27		$105,000	114,187
7.350%, due 07/21/25		410,000	537,100
			651,287
	Face amount	Value
Bonds—(concluded)
Non-U.S. government obligations—(concluded)
Poland—0.10%
Republic of Poland, 5.000%, due 03/23/22	$75,000	$83,344
Turkey—0.27%
Republic of Turkey, 4.875%, due 10/09/26	235,000	231,762
Total non-U.S. government obligations (cost—$6,095,482)		6,125,924
U.S. government agency obligations—0.79%
FNMA, 1.875%, due 09/24/26	370,000	350,880
Tennessee Valley Authority, 2.875%, due 09/15/24	320,000	330,120
Total U.S. government agency obligations (cost—$661,019)		681,000
U.S. treasury obligations—6.25%
U.S. Treasury Bonds, 3.000%, due 02/15/47	95,000	98,169
3.000%, due 05/15/47	560,000	578,944
3.750%, due 08/15/41	100,000	117,203
U.S. Treasury Notes, 1.750%, due 05/31/22	1,830,000	1,819,062
1.750%, due 06/30/22	900,000	894,094
2.375%, due 05/15/27	1,850,000	1,861,924
Total U.S. treasury obligations (cost—$5,388,036)		5,369,396
Total bonds (cost—$87,448,944)		88,551,607
	Shares
Short-term investment—1.52%
Investment company—1.52%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost—$1,310,322)	1,310,322	1,310,322
Total investments (cost—$88,759,266)—104.52%		89,861,929
Liabilities, in excess of cash and other assets—(4.52)%		(3,887,280)
Net assets—100.00%		$85,974,649

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,572,053
Gross unrealized depreciation	(469,390)
Net unrealized appreciation of investments	$1,102,663

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 43. Portfolio footnotes begin on page 42.

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	279,844	ARS	4,665,000	09/13/17	$(9,477)
BB	USD	584,597	BRL	1,955,000	09/13/17	(3,074)
BB	USD	310,000	SEK	2,613,910	08/02/17	797
BB	USD	295,278	TRY	1,070,000	09/13/17	2,653
JPMCB	EUR	380,000	JPY	48,723,414	08/02/17	(948)
JPMCB	JPY	190,500,000	USD	1,704,071	08/02/17	8,185
JPMCB	NZD	1,575,000	USD	1,144,562	08/02/17	(8,982)
JPMCB	USD	1,858,161	EUR	1,630,000	08/02/17	6,466
JPMCB	USD	1,820,906	SEK	15,620,000	08/02/17	36,328
Net unrealized appreciation on forward foreign currency contracts						$31,948

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
Ultra 10 Year US Treasury Bond, 14 contracts (USD)	September 2017	$1,902,976	$1,887,375	$(15,601)
2 Year US Treasury Notes, 47 contracts (USD)	September 2017	10,159,789	10,157,141	(2,648)
5 Year US Treasury Notes, 38 contracts (USD)	September 2017	4,484,676	4,477,765	(6,911)
US Treasury futures sell contracts:
US Long Bond, 10 contracts (USD)	September 2017	(1,519,607)	(1,536,875)	(17,268)
US Ultra Bond, 8 contracts (USD)	September 2017	(1,307,762)	(1,327,000)	(19,238)
10 Year US Treasury Notes, 21 contracts (USD)	September 2017	(2,659,688)	(2,636,156)	23,532
Interest rate futures buy contracts:
Canadian 3-Month Bank Acceptance, 139 contracts (CAD)	September 2018	26,421,769	26,378,702	(43,067)
Euro-BTP, 6 contracts (EUR)	September 2017	938,943	926,101	(12,842)
Interest rate futures sell contracts:
Euro Schatz, 106 contracts (EUR)	September 2017	(13,571,629)	(13,541,444)	30,185
Euro-Bund, 16 contracts (EUR)	September 2017	(3,011,390)	(2,958,077)	53,313
Long Gilt, 24 contracts (GBP)	September 2017	(3,990,290)	(3,925,167)	65,123
Net unrealized appreciation on futures contracts				$54,578

Credit default swap agreements on credit indices—sell protection9

Counterparty	Referenced obligation	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments received	Value	Unrealized appreciation	Credit spread[11]
MSC	CMBX.NA.AA. Series 9 Index	USD	1,250,000	09/17/58	1.500%	$87,467	$(16,350)	$71,117	1.595%

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

Total return swap agreements12

Counterparty	Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Upfront payments received	Value	Unrealized appreciation
CITI	USD	1,800,000	09/20/17	3 month USD LIBOR	—[13]	$4,005	$6,956	$10,961

Options written activity for the period ended June 30, 2017 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at December 31, 2016	$99,765
Swaptions & foreign exchange options written	111,401
Swaptions & foreign exchange options terminated in closing purchase transactions	(211,166)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at June 30, 2017	$—

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$38,423,770	$—	$38,423,770
Asset-backed securities	—	10,686,328	—	10,686,328
Commercial mortgage-backed securities	—	5,869,451	—	5,869,451
Mortgage-backed securities	—	20,489,829	—	20,489,829
Municipal bonds	—	905,909	—	905,909
Non-U.S. government obligations	—	6,125,924	—	6,125,924
U.S. government agency obligations	—	681,000	—	681,000
U.S. treasury obligations	—	5,369,396	—	5,369,396
Short-term investment	1,310,322	—	—	1,310,322
Forward foreign currency contracts	—	54,429	—	54,429
Futures contracts	172,153	—	—	172,153
Swap agreements, at value	—	6,956	—	6,956
Total	$1,482,475	$88,612,992	$—	$90,095,467
Liabilities
Forward foreign currency contracts	—	(22,481)	—	(22,481)
Futures contracts	(117,575)	—	—	(117,575)
Swap agreements, at value	—	(16,350)	—	(16,350)
Total	$(117,575)	$(38,831)	$—	$(156,406)

At June 30, 2017, there were no transfers between Level 1 and Level 2.

SMA Relationship Trust—Series T

Portfolio of investments—June 30, 2017 (unaudited)

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

3  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

4  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

5  Perpetual investment. Date shown reflects the next call date.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

9  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

10  Payments made or received are based on the notional amount.

11  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

12  Illiquid investment at the period end.

13  Payment is based on the performance of the underlying Markit iBoxx USD Liquid High Yield Index.

SMA Relationship Trust

June 30, 2017 (unaudited)

Portfolio acronyms:

ADR  American Depositary Receipt

AGC-ICC  Assured Guaranty Corporation—Insured Custody Certificates

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

FGIC  Financial Guaranty Insurance Corporation

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

NATL-RE  Reinsured by National Public Finance Guarantee Corporation

PJSC  Private Joint Stock Company

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

TBA  To Be Announced. TBA security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations:

BB  Barclays Bank plc

CITI  Citibank NA

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co.

Currency abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2017 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2017 (unaudited)

	Beginning account value January 1, 2017	Ending account value June 30, 2017	Expenses paid during period* 01/01/17 – 06/30/17
Series G
Actual	$1,000.00	$1,150.90	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series M
Actual	1,000.00	1,032.50	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series S
Actual	1,000.00	1,090.90	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series T
Actual	1,000.00	1,031.00	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

SMA Relationship Trust

Statement of assets and liabilities
June 30, 2017 (unaudited)

	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$116,636,586	$211,480,518
Foreign currency	2,626,866	—
	$119,263,452	$211,480,518
Investments, at value:
Unaffiliated issuers	$134,358,347	$215,738,027
Foreign currency	2,635,238	—
Cash	—	—
Receivables:
Investment securities sold	2,377,017	—
Dividends and interest	130,554	2,398,947
Fund shares sold	341,264	635,243
Foreign tax reclaims	262,636	—
Variation margin on futures contracts	—	—
Cash collateral for futures contracts	—	—
Outstanding swap agreements, at value[1]	—	—
Unrealized appreciation on forward foreign currency contracts	347,889	—
Total assets	140,452,945	218,772,217
Liabilities:
Payables:
Investment securities purchased	1,636,403	2,767,487
Fund shares redeemed	414,502	843,062
Due to custodian	11,384	—
Due to broker	—	—
Outstanding swap agreements, at value[1]	—	—
Unrealized depreciation on forward foreign currency contracts	413,239	—
Total liabilities	2,475,528	3,610,549
Net assets	$137,977,417	$215,161,668
Net assets consist of:
Beneficial interest	$176,435,406	$213,529,085
Accumulated undistributed (distributions in excess of) net investment income	1,518,574	(20,583)
Accumulated net realized gain (loss)	(57,632,048)	(2,604,343)
Net unrealized appreciation	17,655,485	4,257,509
Net assets	$137,977,417	$215,161,668
Shares outstanding	14,579,556	19,171,509
Net asset value, offering and redemption proceeds per share	$9.46	$11.22

1  Net upfront payments received by Series T were $91,472.

SMA Relationship Trust

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$39,585,381	$88,759,266
Foreign currency	—	3,780
	$39,585,381	$88,763,046
Investments, at value:
Unaffiliated issuers	$48,269,991	$89,861,929
Foreign currency	—	3,780
Cash	105	—
Receivables:
Investment securities sold	39,732	5,531,605
Dividends and interest	47,126	630,350
Fund shares sold	115,463	216,708
Foreign tax reclaims	—	—
Variation margin on futures contracts	—	55,478
Cash collateral for futures contracts	—	263,149
Outstanding swap agreements, at value[1]	—	6,956
Unrealized appreciation on forward foreign currency contracts	—	54,429
Total assets	48,472,417	96,624,384
Liabilities:
Payables:
Investment securities purchased	138,095	10,262,867
Fund shares redeemed	129,945	306,215
Due to custodian	—	2,588
Due to broker	—	39,234
Outstanding swap agreements, at value[1]	—	16,350
Unrealized depreciation on forward foreign currency contracts	—	22,481
Total liabilities	268,040	10,649,735
Net assets	$48,204,377	$85,974,649
Net assets consist of:
Beneficial interest	$34,409,348	$227,087,389
Accumulated undistributed (distributions in excess of) net investment income	519,132	1,491,908
Accumulated net realized gain (loss)	4,591,287	(143,873,440)
Net unrealized appreciation	8,684,610	1,268,792
Net assets	$48,204,377	$85,974,649
Shares outstanding	3,720,229	18,417,416
Net asset value, offering and redemption proceeds per share	$12.96	$4.67

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the six months ended June 30, 2017 (unaudited)

	Series G	Series M
Investment income:
Dividends and other	$2,594,287	$734
Interest	—	2,839,771
Foreign tax withheld	(238,071)	—
Net investment income	2,356,216	2,840,505
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	695,235	277,535
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	1,191,062	—
Foreign currency transactions	(57,421)	—
Net realized gain	1,828,876	277,535
Change in net unrealized appreciation (depreciation) on:
Investments	15,186,096	4,061,657
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	(94,142)	—
Translation of other assets and liabilities denominated in foreign currency	21,016	—
Change in net unrealized appreciation (depreciation)	15,112,970	4,061,657
Net realized and unrealized gain from investment activities	16,941,846	4,339,192
Net increase in net assets resulting from operations	$19,298,062	$7,179,697

SMA Relationship Trust

	Series S	Series T
Investment income:
Dividends and other	$380,884	$34,499
Interest	—	1,335,342
Foreign tax withheld	—	—
Net investment income	380,884	1,369,841
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,054,997	449,116
Futures contracts	—	(129,792)
Options written	—	(135,899)
Swap agreements	—	8,663
Forward foreign currency contracts	—	15,315
Foreign currency transactions	—	(62,807)
Net realized gain	5,054,997	144,596
Change in net unrealized appreciation (depreciation) on:
Investments	(1,013,704)	943,769
Futures contracts	—	97,757
Options written	—	(3,102)
Swap agreements	—	23,549
Forward foreign currency contracts	—	37,632
Translation of other assets and liabilities denominated in foreign currency	—	(1,712)
Change in net unrealized appreciation (depreciation)	(1,013,704)	1,097,893
Net realized and unrealized gain from investment activities	4,041,293	1,242,489
Net increase in net assets resulting from operations	$4,422,177	$2,612,330

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series G		Series M
	Six Months ended June 30, 2017 (unaudited)	Year ended December 31, 2016	Six Months ended June 30, 2017 (unaudited)	Year ended December 31, 2016
From operations:
Net investment income	$2,356,216	$4,261,379	$2,840,505	$6,396,304
Net realized gain (loss)	1,828,876	(10,730,528)	277,535	2,631,015
Change in net unrealized appreciation (depreciation)	15,112,970	12,485,920	4,061,657	(8,292,075)
Net increase in net assets from operations	19,298,062	6,016,771	7,179,697	735,244
Dividends and distributions to shareholders from:
Net investment income	—	(5,541,165)	(2,864,332)	(6,398,390)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	—	(5,541,165)	(2,864,332)	(6,398,390)
From beneficial interest transactions:
Proceeds from shares sold	30,327,842	62,257,040	51,932,388	81,731,821
Cost of shares redeemed	(62,135,178)	(55,366,608)	(84,877,500)	(69,312,324)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(31,807,336)	6,890,432	(32,945,112)	12,419,497
Increase (decrease) in net asset	(12,509,274)	7,366,038	(28,629,747)	6,756,351
Net assets:
Net assets, beginning of period	150,486,691	143,120,653	243,791,415	237,035,064
Net assets, end of period	$137,977,417	$150,486,691	$215,161,668	$243,791,415
Accumulated undistributed (distributions in excess) net investment income	$1,518,574	$(837,642)	$(20,583)	$3,244

SMA Relationship Trust

	Series S		Series T
	Six Months ended June 30, 2017 (unaudited)	Year ended December 31, 2016	Six Months ended June 30, 2017 (unaudited)	Year ended December 31, 2016
From operations:
Net investment income	$380,884	$1,042,713	$1,369,841	$2,554,042
Net realized gain (loss)	5,054,997	2,770,624	144,596	(504,899)
Change in net unrealized appreciation (depreciation)	(1,013,704)	12,601,196	1,097,893	1,703,968
Net increase in net assets from operations	4,422,177	16,414,533	2,612,330	3,753,111
Dividends and distributions to shareholders from:
Net investment income	—	(908,034)	(1,393,716)	(3,140,204)
Net realized gain	—	(4,248,022)	—	—
Total dividends and distributions to shareholders	—	(5,156,056)	(1,393,716)	(3,140,204)
From beneficial interest transactions:
Proceeds from shares sold	14,113,282	15,638,054	40,192,654	12,878,585
Cost of shares redeemed	(27,667,680)	(24,018,069)	(50,599,618)	(25,822,231)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(13,554,398)	(8,380,015)	(10,406,964)	(12,943,646)
Increase (decrease) in net asset	(9,132,221)	2,878,462	(9,188,350)	(12,330,739)
Net assets:
Net assets, beginning of period	57,336,598	54,458,136	95,162,999	107,493,738
Net assets, end of period	$48,204,377	$57,336,598	$85,974,649	$95,162,999
Accumulated undistributed (distributions in excess) net investment income	$519,132	$138,248	$1,491,908	$1,515,783

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2017	Year ended December 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.23	$8.32	$8.93	$10.19	$8.76	$7.42
Income (loss) from investment operations:
Net investment income[1]	0.15	0.22	0.20	0.21	0.19	0.19
Net realized and unrealized gain (loss)	1.08	(0.01)[3]	(0.73)	(1.29)	1.53	1.32
Total income (loss) from investment operations	1.23	0.21	(0.53)	(1.08)	1.72	1.51
Dividends/distributions:
From net investment income	—	(0.30)	(0.08)	(0.18)	(0.29)	(0.17)
Net asset value, end of period	$9.46	$8.23	$8.32	$8.93	$10.19	$8.76
Total investment return[2]	15.09%[4]	2.40%	(5.94)%	(10.60)%	19.74%	20.42%
Ratios to average net assets:
Net investment income	3.49%[5]	2.66%	2.26%	2.10%	2.00%	2.39%
Supplemental data:
Net assets, end of period (000's)	$137,977	$150,487	$143,121	$78,554	$93,989	$116,421
Portfolio turnover rate	21%	67%	52%	146%	100%	110%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

4  During the period ended June 30, 2017, the Advisor reimbursed the Fund $11,384 for a trading error, it had no impact on the Fund's total return.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2017	Year ended December 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.01	$11.23	$11.05	$10.59	$10.97	$10.61
Income (loss) from investment operations:
Net investment income[1]	0.14	0.30	0.32	0.31	0.27	0.33
Net realized and unrealized gain (loss)	0.22	(0.22)	0.18	0.47	(0.39)	0.36
Total income (loss) from investment operations	0.36	0.08	0.50	0.78	(0.12)	0.69
Dividends/distributions:
From net investment income	(0.15)	(0.30)	(0.32)	(0.32)	(0.26)	(0.33)
Net asset value, end of period	$11.22	$11.01	$11.23	$11.05	$10.59	$10.97
Total investment return[2]	3.25%	0.68%	4.61%	7.40%	(1.05)%	6.55%
Ratios to average net assets:
Net investment income	2.59%[3]	2.62%	2.90%	2.87%	2.49%	2.99%
Supplemental data:
Net assets, end of period (000's)	$215,162	$243,791	$237,035	$212,173	$206,770	$166,821
Portfolio turnover rate[4]	42%	76%	68%	80%	91%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Effective with the period ended June 30,2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2017	Year ended December 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.88	$10.09	$11.51	$13.35	$10.07	$8.39
Income (loss) from investment operations:
Net investment income[1]	0.09	0.19	0.16	0.14	0.13	0.17
Net realized and unrealized gain (loss)	0.99	2.66	(0.01)[3]	(0.20)	3.40	1.67
Total income (loss) from investment operations	1.08	2.85	0.15	(0.06)	3.53	1.84
Dividends/distributions:
From net investment income	—	(0.19)	(0.20)	(0.15)	(0.14)	(0.16)
From net realized gains	—	(0.87)	(1.37)	(1.63)	(0.11)	—
Total dividends/distributions	—	(1.06)	(1.57)	(1.78)	(0.25)	(0.16)
Net asset value, end of period	$12.96	$11.88	$10.09	$11.51	$13.35	$10.07
Total investment return[2]	9.09%	28.24%	1.41%	(0.35)%	35.07%	21.95%
Ratios to average net assets:
Net investment income	1.51%[4]	1.71%	1.37%	1.07%	1.10%	1.79%
Supplemental data:
Net assets, end of period (000's)	$48,204	$57,337	$54,458	$58,733	$74,481	$63,500
Portfolio turnover rate	21%	62%	145%	58%	54%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

4  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2017	Year ended December 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$4.60	$4.58	$4.72	$4.52	$4.68	$4.50
Income (loss) from investment operations:
Net investment income[1]	0.07	0.12	0.11	0.11	0.04	0.13
Net realized and unrealized gain (loss)	0.07	0.05	(0.10)	0.22	(0.05)	0.20
Total income (loss) from investment operations	0.14	0.17	0.01	0.33	(0.01)	0.33
Dividends/distributions:
From net investment income	(0.07)	(0.15)	(0.15)	(0.13)	(0.15)	(0.15)
Net asset value, end of period	$4.67	$4.60	$4.58	$4.72	$4.52	$4.68
Total investment return[2]	3.10%	3.69%	0.19%	7.47%	(0.32)%	7.53%
Ratios to average net assets:
Net investment income	3.07%[3]	2.56%	2.30%	2.29%	0.79%	2.80%
Supplemental data:
Net assets, end of period (000's)	$85,975	$95,163	$107,494	$109,906	$100,992	$104,269
Portfolio turnover rate	273%	996%	957%	788%	505%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported.Total Investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios.

The Trust has four series available for investment, each having its own investment objectives and policies: Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as diversified investment company with the exception of SMA Relationship Trust—Series M, which is classified as non-diversified for purposes of the 1940 Act. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Funds. Manulife Asset Management (US) LLC ("Manulife") serves as the subadvisor to Series S. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Funds' ability to continue as a going concern.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial

SMA Relationship Trust

Notes to financial statements (unaudited)

statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies:

Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

SMA Relationship Trust

Notes to financial statements (unaudited)

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures

SMA Relationship Trust

Notes to financial statements (unaudited)

contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

SMA Relationship Trust

Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

Investments

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid

SMA Relationship Trust

Notes to financial statements (unaudited)

at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market

SMA Relationship Trust

Notes to financial statements (unaudited)

to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At June 30, 2017, the Funds did not hold any options written.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: The Funds, except Series M, may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

SMA Relationship Trust

Notes to financial statements (unaudited)

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks

SMA Relationship Trust

Notes to financial statements (unaudited)

for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

SMA Relationship Trust

Notes to financial statements (unaudited)

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2017, except options and forward foreign currency contracts for Series T for which the average volume during the period was higher and lower, respectively, than at period end.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2017 is reflected in the Statement of assets and liabilities.

At June 30, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts	$—	$54,429	$54,429
Futures contracts	172,153	—	172,153
Swap agreements	6,956	—	6,956
Total value	$179,109	$54,429	$233,538

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts	$—	$(22,481)	$—	$(22,481)
Futures contracts	(117,575)	—	—	(117,575)
Swap agreements	—	—	(16,350)	(16,350)
Total value	$(117,575)	$(22,481)	$(16,350)	$(156,406)

Table footnotes begin on page 66.

SMA Relationship Trust

Notes to financial statements (unaudited)

During the period ended June 30, 2017, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$15,315	$—	$15,315
Futures contracts	(129,792)	—	—	(129,792)
Options purchased	9,518	—	(19,080)	(9,562)
Options written	—	(99,899)	(36,000)	(135,899)
Swap agreements	(1,867)	—	10,530	8,663
Total net realized loss	$(122,141)	$(84,584)	$(44,550)	$(251,275)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$37,632	$—	$37,632
Futures contracts	97,757	—	—	97,757
Options written	—	(3,102)	—	(3,102)
Swap agreements	10,961	—	12,588	23,549
Total change in net unrealized appreciation (depreciation)	$108,718	$34,530	$12,588	$155,836

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Series G had net realized gains of $1,191,062 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized depreciation of $94,142 on forward foreign currency contracts related to foreign exchange risk.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

SMA Relationship Trust

Notes to financial statements (unaudited)

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were follows:

Series G

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$347,889	$(413,239)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$347,889	$(413,239)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$47,174	$(47,174)	$—	$—
GSI	83,127	(83,127)	—	—
JPMCB	213,087	(173,265)	—	39,822
MSC	4,501	—	—	4,501
Total	$347,889	$(303,566)	$—	$44,323
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(47,545)	$47,174	$—	$(371)
GSI	(192,429)	83,127	—	(109,302)
JPMCB	(173,265)	173,265	—	—
Total	$(413,239)	$303,566	$—	$(109,673)

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable MNA or similar agreement were follows:

Series T

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$54,429	$(22,481)
Futures contracts[1]	172,153	(117,575)
Swap agreements[1]	6,956	(16,350)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$233,538	$(156,406)
Derivatives not subject to MNA or similar agreements	(172,153)	117,575
Total gross amount of assets and liabilities subject to MNA or similar agreements	$61,385	$(38,831)

Table footnotes begin on page 68.

SMA Relationship Trust

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$3,450	$(3,450)	$—	$—
CITI	6,956	—	—	6,956
JPMCB	50,979	(9,930)	—	41,049
Total	$61,385	$(13,380)	$—	$48,005
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(12,551)	$3,450	$—	$(9,101)
JPMCB	(9,930)	9,930	—	—
MSC	(16,350)	—	—	(16,350)
Total	$(38,831)	$13,380	$—	$(25,451)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Funds) pays all ordinary operating expenses and commitment fees, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to Series S, UBS AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2017, if any, have been included near the end of each Fund's Portfolio of investments.

During the period ended June 30, 2017, the Funds did not pay broker commissions to affiliates of the investment advisor. These broker commissions would be reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the "Committed Credit Facility") with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

SMA Relationship Trust

Notes to financial statements (unaudited)

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. During the period ended June 30, 2017, the Funds had no borrowings from the Committed Credit Facility.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. During the period ended June 30, 2017, there were no recaptured commissions.

Purchases and sales of securities

For the period ended June 30, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases		Sales proceeds
Series G	$28,191,571		$58,545,748
Series M	93,807,318	*	130,910,540	*
Series S	10,414,679		25,475,588
Series T	260,498,567		273,392,349

*  Effective with the fiscal year ended June 30, 2017, calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

	Period ended June 30, 2017
Fund	Shares sold	Shares repurchased	Net decrease in shares outshanding
Series G	3,502,599	(7,215,650)	(3,713,051)
Series M	4,686,454	(7,662,526)	(2,976,072)
Series S	1,139,345	(2,243,624)	(1,104,279)
Series T	8,693,793	(10,941,638)	(2,247,845)
	Year ended December 31, 2016
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series G	7,966,032	(6,869,329)	1,096,703
Series M	7,142,731	(6,110,457)	1,032,274
Series S	1,597,752	(2,169,691)	(571,939)
Series T	2,753,339	(5,540,015)	(2,786,676)

SMA Relationship Trust

Notes to financial statements (unaudited)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	2016
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series G	$5,541,165	$—	$5,541,165
Series M	6,398,390[1]	—	6,398,390
Series S	908,034	4,248,022	5,156,056
Series T	3,140,204	—	3,140,204

1  $6,392,809 considered tax-exempt.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending December 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At December 31, 2016, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$49,708,616	$7,460,395	$57,169,011
Series T	536,014	6,355,652	6,891,666

At December 31, 2016, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	2017	2018
Series M	$1,558,662	$—
Series T	115,570,788	21,332,904

SMA Relationship Trust

Notes to financial statements (unaudited)

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended December 31, 2016, the following Fund incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
Fund	losses	Short-term	Long-term
Series G	$369,005	$—	$—
Series M	—	1,323,216	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2016 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2017, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568 or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Board of investment advisory and sub-advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 15 and 16, 2017 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for each series of the Trust (each a "Fund," and together, the "Funds"). The Board of the Trust, including the Independent Trustees, also considered the approval of the investment sub-advisory agreement (the "Sub-Advisory Agreement") (the Advisory Agreements together with the Sub-Advisory Agreement" may be collectively referred to as "Advisory Agreements") between the Trust and Manulife Asset Management (US) LLC ("Manulife" or "Sub-Advisor") for the Series S series of the Trust. Prior to the Meeting, the Independent Trustees' counsel had sent to each of the Advisor and Sub-Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements and Sub-Advisory Agreement, respectively. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 9, 2017, June 15, 2017 and June 16, 2017, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreements for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor, and if applicable, the Sub-Advisor, to the Fund; (ii) the performance of the Fund and the Advisor, and if applicable, the Sub-Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor, and if applicable the Sub-Advisor, and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor and, if applicable, the Sub-Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Asset Management (US) Inc.

With respect to Series S, the Board also considered the scope and depth of Sub-Advisor's organization and the experience and expertise of the professionals currently providing investment sub-advisory services to Series S. The Board considered that the Sub-Advisor was a large, well-established asset management organization employing

SMA Relationship Trust

Board of investment advisory and sub-advisory agreements (unaudited)

investment personnel with significant experience in the investment management industry. The Board also considered the Sub-Advisor's specific investment approach and level of expertise within the small cap asset class. Further, the Board reviewed information regarding the other accounts for which the Sub-Advisor provides advisory services.

After analyzing the services provided by the Advisor, and if applicable, the Sub-Advisor, to a Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that Series G, Series M and Series S, had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor addressed the performance data for Series T, which had each appeared in the fourth quintile for the one-year performance period.

In discussing the performance of Series T for the one-year performance period, the Advisor explained that unlike most of Series T's core plus bond fund performance universe peers, Series T only represents a component of the core plus bond strategy. The Advisor reminded the Board that Series T serves the role of a completion vehicle, which when combined with individually held fixed income securities in the wrap account represent the core plus bond strategy. The Advisor noted that given this structural difference, Series T will often perform out of line with its core plus bond peers. The Advisor also stated that weaker relative performance compared to its peers was due to Series T's more limited exposure to lower-rated debt and emerging market debt, which each had relatively good performance. The Advisor also noted that Series T's performance suffered from weaker security selection within the agency mortgage-backed securities sector. The Advisor also noted that Series T's comparative peer performance was better for the three-year and five-year performance periods, with Series T appearing in the first and second quintiles, respectively, in the performance universe.

The Board concluded that the Advisor's explanations with respect to Series T's performance provided a sound basis for understanding its underperformance in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

With respect to Series S, the Board also reviewed and considered the contractual sub-advisory fee paid by the Advisor to the Sub-Advisor in light of the nature, extent, and quality of the sub-advisory services provided by the Sub-Advisor. The Board noted that the sub-advisory fee to be paid by the Advisor was less than the management fees paid by a comparable fund and account to the Sub-Advisor for its services. After discussing the information about the comparable fund and account, the Board determined that the fees paid by the Advisor to the Sub-Advisor were reasonable, giving effect to differences in services performed for the other fund and account as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the sub-advisory fee payable under the Sub-Advisory Agreement by the Advisor to the Sub-Advisor was fair and reasonable.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their

SMA Relationship Trust

Board of investment advisory and sub-advisory agreements (unaudited)

relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

In considering the profitability of the Sub-Advisor and its affiliates in providing services to Series S, the Board noted that the sub-advisory fee is paid by the Advisor, and not by the Fund, and the Advisor does not earn any management fees in connection with the management of the Fund. The Board also considered "fall-out" or ancillary benefits to the Sub-Advisor and its affiliates as the result of their relationships with Series S. The Advisor noted that the Sub-Advisor's relationship with Series S was limited to its provision of sub-advisory services to the Fund and that therefore the Advisor believed that the Sub-Advisor does not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which also would potentially benefit the Fund). The Board recognized that the Sub-Advisor may receive intangible benefits from its association with the Fund, such as increased name recognition or publicity from being selected as the sub-advisor to the Fund after an extensive review process. Upon examining all information provided by the Sub-Advisor, the Board concluded that the level of profits realized by Manulife and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that would be provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement. With respect to Series S, the Board also concluded that economies of scale and the reflection of such economies of scale in the level of sub-advisory fees charged were inapplicable to Series S because the Fund does not pay the sub-advisory fee charged under the Sub-Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreements for each Fund was in the best interests of the Fund and its shareholders.

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Trustees

Frank K. Reilly
Chairman

Adela Cepeda

John J. Murphy

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2017 UBS Asset Management (Americas), Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S331

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2017